UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07458

Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, Suite 303

Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, Suite 303

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-703-0600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Tweedy, Browne Fund INC. Investment Adviser’s Letter to Shareholders Annual Report TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX ) TWEEDY, BROWNE INTERNATIONAL VALUE FUND I I – CURRENCY UNHEDGED (TBCUX) TWEEDY, BROWNE VALUE FUND (TWEBX) TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND Y I E L D VALUE FUND (TBHDX) March 31, 2024

Tweedy, Browne Fund INC.

Tweedy, Browne International Value Fund

Tweedy, Browne International Value Fund II - Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2024

Investment Adviser’s Note (Unaudited)

PERFORMANCE

	Average Annual Total Returns For Periods Ending March 31, 2024
	SINCE INCEPTION(3)	10 YR	5 YR	1 YR
INTERNATIONAL VALUE FUND (INCEPTION 06/15/93)*	8.52%	4.89%	5.83%	10.99%
MSCI EAFE INDEX (HEDGED TO USD)†(1)(2)(3)	6.92	9.25	11.64	22.36
MSCI EAFE INDEX (USD)†(1)(2)(3)	5.45	4.80	7.33	15.32
INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED (INCEPTION 10/26/09)*	5.41%	3.19%	4.74%	9.74%
MSCI EAFE INDEX (USD)†(1)(2)	5.63	4.80	7.33	15.32
VALUE FUND (INCEPTION 12/08/93)*	7.96%	5.71%	6.71%	15.35%
MSCI WORLD INDEX (HEDGED TO USD)†(1)(3)(5)	8.48	11.06	13.40	27.22
S&P 500 INDEX/MSCI WORLD INDEX (HEDGED TO USD)¶†(1)(4)(5)	9.15	11.06	13.40	27.22
WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (INCEPTION 09/05/07)*	4.23%	3.72%	4.25%	11.40%
MSCI WORLD INDEX (USD)†(1)(5)	6.95	9.39	12.07	25.11
MSCI WORLD HIGH DIVIDEND YIELD INDEX (USD)†(1)(5)	4.69	6.09	7.23	13.27

¶	S&P 500 Index (12/08/93-12/31/06)/MSCI World Index (Hedged to USD) (01/01/07-present)

	INTERNATIONAL VALUE FUND	INTERNATIONAL VALUE FUND II	VALUE FUND	WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND
TOTAL ANNUAL FUND OPERATING EXPENSE RATIOS AS OF 03/31/2023	1.40% (gross); 1.40% (net)‡	1.40% (gross); 1.40% (net)§	1.40% (gross); 1.40% (net)§	1.49% (gross); 1.39% (net)§

TOTAL ANNUAL FUND OPERATING EXPENSE RATIOS AS OF 03/31/2024	1.39% (gross); 1.39% (net)‡	1.40% (gross); 1.39% (net)§	1.39% (gross); 1.38% (net)§	1.51% (gross); 1.40% (net)§

30-DAY STANDARDIZED YIELDS AS OF 03/31/2024	1.40% (Subsidized); 1.40% (Unsubsidized)	1.32% (Subsidized); 1.32% (Unsubsidized)	0.91% (Subsidized); 0.91% (Unsubsidized)	2.11% (Subsidized); 2.11% (Unsubsidized)

*

The performance data shown represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedyfunds.com to obtain performance data that is current to the most recent month end, or to obtain after-tax performance information. Please refer to footnotes 1 through 5 at the end of this letter for descriptions of the Funds’ indexes. Results are annualized for the one–year, five-year, ten-year and since inception periods.

†

Investors cannot invest directly in an index. Index returns are not adjusted to reflect the deduction of taxes that an investor would pay on distributions or the sale of securities comprising the index.

‡

Tweedy, Browne has voluntarily agreed, effective May 22, 2020 through at least July 31, 2024, to waive the International Value Fund’s fees whenever the Fund’s average daily net assets (“ADNA”) exceed $6 billion. Under the arrangement, the advisory fee payable by the Fund is as follows: 1.25% on the first $6 billion of the Fund’s ADNA; 0.80% on the next $1 billion of the Fund’s ADNA (ADNA over $6 billion up to $7 billion); 0.70% on the next $1 billion of the Fund’s ADNA (ADNA over $7 billion up to $8 billion); and 0.60% on the remaining amount, if any, of the Fund’s ADNA (ADNA over $8 billion). The performance data shown above would have been lower had fees not been waived during certain periods from May 22, 2020 onwards pursuant to this arrangement.

§

Tweedy, Browne has voluntarily agreed, effective December 1, 2017 through at least July 31, 2024, to waive a portion of the International Value Fund II’s, the Value Fund’s and the Worldwide High Dividend Yield Value Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) The net expense ratios set forth above reflect this limitation, while the gross expense ratios do not. Please refer to the Funds’ prospectus for additional information on the Funds’ expenses. The International Value Fund II’s, Value Fund’s and Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The Funds do not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

MARCH 31, 2024

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION

Please refer to performance disclosures provided on the previous page.

Investment Adviser’s Note (Unaudited)

INTERNATIONAL VALUE FUND

5-Year Rolling Average Annual Returns (calculated monthly)

June 30, 1993 through March 31, 2024

Out of 310 five-year measurement periods, International Value Fund has outperformed the MSCI EAFE Index (Hedged to USD) 186 times, or 60% of measured periods.

	AVERAGE OF RETURNS PLOTTED ABOVE
	FUND	INDEX
Down Market (Index below 0%) - 65 Periods Fund beats Index in 97% of periods	4.12%	-3.26%

Normal Market (Index 0-10%) - 150 Periods Fund beats Index in 47% of periods	6.37%	5.87%

Robust Market (Index above 10%) - 95 Periods Fund beats Index in 56% of periods	13.27%	13.03%

The above chart illustrates the five-year average annual rolling returns (calculated monthly) for the International Value Fund, net of fees and expenses, since June 30, 1993 (Fund inception: June 15, 1993), compared to the five-year average annual rolling returns for its benchmark, the MSCI EAFE Index (Hedged to USD) (the ‘Index’). The horizontal axis represents the returns for the Index, while the vertical axis represents the returns for the Fund. The diagonal axis is a line of demarcation separating periods of outperformance from periods of underperformance. Plot points above the diagonal axis are indicative of the Fund’s relative outperformance, while points below the diagonal axis are indicative of the Fund’s relative underperformance. Returns were plotted for three distinct equity market environments: a ‘down market’ (benchmark return was less than 0%); a ‘normal market’ (benchmark return was between 0% and 10%); and a ‘robust market’ (benchmark return was greater than 10%). There were 310 average annual rolling return periods between June 30, 1993 and March 31, 2024.

Past performance is no guarantee of future returns.

Please refer to important performance disclosures and index descriptions included on page I-1 and the notes beginning on page I-13 of the letter.

MARCH 31, 2024

Have I not seen dwellers on form and favor

Lose all and more by paying too much rent ...

- Sonnet 125 by William Shakespeare

TO OUR SHAREHOLDERS:

The quote above was excerpted from Benjamin Graham’s address in May of 1958 before the National Federation of Financial Analysts Societies. Graham borrowed from one of Shakespeare’s sonnets to express caution regarding speculative market conditions, which were not unlike those of today. In discussing a shift in the attitudes and viewpoints of security analysts and the stock-buying public towards an emphasis on future expectations, he cautioned that “today’s investor is so concerned with anticipating the future that he is already paying handsomely for it in advance. Thus, what he has projected with so much study and care may actually happen and still not bring him any profit. If it should fail to materialize to the degree expected, he may, in fact, be faced with a serious temporary and perhaps even permanent loss.” As we look forward to the exciting prospects for AI technologies and the impact they may continue to have on public equity markets, we should not lose sight of Graham’s admonition.

Coming on the heels of one of their best performances in two decades and fueled by continued investor optimism for a soft economic landing and avoidance of long-expected inflation and interest rate-driven recession, global equity markets continued to soar into the new calendar year. They finished the fiscal year ending March 31, 2024, near their all-time highs. The S&P 500, MSCI World Index (USD), and MSCI EAFE Index (USD) finished the fiscal year ending March 31 up 29.9%. 25.1% and 15.3%, respectively. In this highly charged, momentum-driven, risk-on environment, the Tweedy, Browne Funds continued to make considerable financial progress but, as one might expect, trailed their benchmark indices, producing returns between 9.74% and 15.35% for the full fiscal year.

The market’s advance over the last year is even more impressive when one considers the “wall of worry” that it has had to climb — elevated valuations, stubbornly persistent inflation, the highest interest rates in the last 20 years, the prospect that interest rates could eventually normalize higher than those that prevailed over the last decade, soaring government deficits, and wars in the Ukraine and the Middle East that could possibly spiral out of control.

The equity market’s exuberance may appear somewhat understandable, particularly in light of enthusiasm around the prospects for AI-related opportunities; however, the Damocles sword of valuation excess is now hanging over the market and begs the question as to just how much longer this can go on. An editorial in The Economist (March 2nd-8th, 2024 edition) recently pointed out that “the multiple by which profits are scaled up are on average 80% as high as they were during the dot-com mania of the late 1990s and

90% as high as they climbed in 2021 before rock bottom interest rates rose.” The S&P 500, the MSCI World, and MSCI EAFE indexes, as of March 31, traded at 25x, 22x, and 16x trailing twelve-month earnings, respectively. The MSCI World Growth index traded at 32x. Even the MSCI World Value index was trading at a somewhat elevated 16x trailing twelve-month earnings. Despite the market rally broadening somewhat coming into 2024, the returns of the MSCI World Index remain rather concentrated in a group of very highly valued companies. The top 20 contributors (out of 1,465 index constituents as of March 31, 2024) to the MSCI World Index return over the last fiscal year, which as a group constitute 27.6% of the index’s total market capitalization, produced a cumulative return of 57.5%, accounting for just over 50% of the Index’s total return. As of March 31, these 20 high-performing contributors traded at a weighted average price-earnings multiple of 34x trailing twelve-month earnings. Furthermore, the Shiller cyclically adjusted price-earnings ratio (CAPE) as of March 31 was approximately 34x, a level only exceeded on two other occasions in the history of the return series, which dates back to 18711. Only at the height of the dot-com bubble in December 1999 and the post-Covid recovery in October 2021 were the ratios higher. And we should not forget that in the subsequent twelve months after both of those prior highs, the S&P 500 declined 9.1% (December 1999 – December 2000) and 14.6%, respectively (October 2021 – October 2022).

We also take great comfort in the fact that our Fund portfolios consist of a diversified group of small, medium, and larger companies from all over the world that we

1.

The Shiller PE, or “CAPE Ratio” is a variation of the price to earnings ratio adjusted to remove the effects of cyclicality, i.e. the fluctuations in the earnings of companies over different business cycles.

Investment Adviser’s Note (Unaudited)

believe, on the whole, continue to meet our value criteria and have durable competitive advantages, strong balance sheets, and runways of potential future growth. If, and when, the proverbial music in Wall Street’s game of musical chairs stops, we remain hopeful that our shareholders will not be left standing.

PERFORMANCE

As mentioned at the beginning of this letter, the combination of declining inflation rates, prospective multiple interest rate cuts, and a continued relatively robust economic environment fueled a powerful rally over the last fiscal year in global equities, particularly US and Japanese equities. The first half of the year was all about the performance of the Magnificent 7, a well-known group of US-based mega-cap technology-related businesses. In the latter half of the year, the advance broadened somewhat; however, for the most part, global returns remained rather concentrated in technology-related companies. In this momentum-driven bull market, the Tweedy, Browne Funds performed quite well on an absolute basis but, unfortunately, failed to best their respective benchmark indices.

The currency hedged Tweedy, Browne International Value Fund finished the fiscal year ending March 31 up nearly 11%, but this paled in comparison to the return of its hedged benchmark, which was up 22.36%, due partly to the Fund’s policy of hedging only its perceived foreign currency exposure. The unhedged International Value Fund II finished the year up 9.74% but underperformed the MSCI EAFE Index in US dollars, which was up 15.32%. As you can see from the index comparisons, it paid to be hedged during the full year, as the US dollar’s strength in the first half of the year overcame a poorer performance in the second half of the year, allowing it to finish for the full year ahead of most foreign currencies. The performance of both of our international value funds also suffered from significant under-weightings in Japanese equities, auto-related companies, and European and Japanese bank stocks.

Our two global funds, the currency-hedged Tweedy, Browne Value Fund and the unhedged Tweedy, Browne Worldwide High Dividend Yield Value Fund, thanks in part to their having somewhat more significant US equity exposure, produced modestly better returns for the fiscal year, finishing up 15.35% and 11.40%, respectively, but were still unable to best their benchmark indices. Like its international counterpart, the Tweedy, Browne Value Fund hedges only its perceived foreign currency exposure and is not fully nominally hedged back into the US dollar. The relative underperformance of both the Value Fund and the Worldwide High Dividend Yield Value Fund was in large part a function of their relative underweights in US equities compared to their benchmarks, particularly high multiple, high-performing US technology-related companies.

PORTFOLIO ATTRIBUTION & POSITIONING

Please note that the individual companies discussed herein were held in one or more of the Funds during the fiscal year ending March 31, 2024, but were not necessarily held in all four of the Funds.

Over the past fiscal year, aerospace & defense, financial, oil & gas, machinery, and chemical holdings were instrumental in bolstering the Funds’ returns. In addition, interactive media holdings contributed to returns in three of the four funds, with the exception of the Worldwide High Dividend Yield Value Fund, which did not have investments in the group. Notably, some of the better-performing companies in these segments included the French jet engine manufacturer and maintenance company, Safran; defense contractor and service companies, BAE and Babcock International; diversified financial conglomerate, Berkshire Hathaway; banks such as DBS Group and United Overseas Bank in Singapore, US-based Wells Fargo, and National Bank of Canada; insurance companies such as SCOR, Zurich Insurance, Munich Re, and National Western Life; French energy giant TotalEnergies; Swedish industrial seal company, Trelleborg; and interactive media company, Alphabet (Google). Mexican Coke bottler Coca-Cola FEMSA; Italian industrial and medical gases company, SOL SpA; biotech companies Ionis Pharmaceuticals and Vertex; and the truck rental and self-storage company U-Haul also produced strong returns during the year.

Japan has continued to be among the Funds’ top contributors during the past year as underlying economic change continued to unfold, and a more shareholder-friendly attitude has gained momentum amid the Tokyo Stock Exchange’s pressure on its listed companies to pay heed to share valuation and shareholder returns. Some of the top contributing Japanese companies to one or more of the Funds’ returns included Japanese chemical companies ADEKA, Kuraray, and Mitsubishi Gas; auto parts company Niterra; industrials such as Taikisha, Sumitomo Heavy, and Yamabiko; and packaging company Fuji Seal. While the Funds’ weightings in Japanese shares have increased over the last several years, the overall weighting in our international value funds is still quite modest relative to Japan’s significant weight in the MSCI EAFE Index. Many of the Funds’ new purchases in Japan are smaller capitalization industrial companies, where

MARCH 31, 2024

it takes time to build a meaningful position at a disciplined price. In contrast, our two global-oriented funds have closer to a market weight when compared to Japan’s weighting in the MSCI World Index, with the Value Fund marginally below the Index and the Worldwide High Dividend Yield Value Fund overweighted versus the Index.

Some of the regions and industry groups in our Funds produced rather disappointing returns during the period. This included a number of food & beverage, professional services, air freight, building products, and healthcare-related holdings in one or more of our Funds’ portfolios, such as Diageo, Heineken, and Nestlé; French staffing and outsourcing company, Teleperformance; air freight and delivery company, DHL Group; the French flooring company, Tarkett; and the Swiss dental equipment manufacturer, Coltene. In addition, US-based companies FMC, Concentrix, Paramount, and Sealed Air; long-time Swiss pharma holding Roche; and the French-based video game developer, Ubisoft, also detracted from returns during the fiscal year.

With growth slowing in China, the Funds’ Asian stocks, for the most part, particularly those based in China, Hong Kong, and for all but the Worldwide Fund, the Philippines, produced disappointing returns. This included poor results in a number of the Funds’ Asian holdings in internet retail (International Value, International Value Fund II), interactive media (International Value, International Value II, Value), real estate management and development (International Value Fund, International Value Fund II, Worldwide High Dividend Yield Value Fund), and industrial conglomerate holdings, and included companies that may have been held in one or more funds such as Baidu, Alibaba, Tencent, Great Eagle, Hang Lung, Tai Cheung, and Alliance Global. The investment landscape in Asia, particularly China, while quite fertile in terms of valuations, remains somewhat challenging and uncertain on the governance front. While we are comfortable with the Funds’ current weights (1.1-4.5%) in China and Hong Kong and are confident that the companies the Funds own, as a group, represent a value opportunity, we do not intend to materially add to the Funds’ overall allocation to China in the near term.2

In terms of portfolio activity, we remained quite active in managing the Funds’ holdings over the last 12 months, establishing many new positions, and adding to a number of others. Ten new holdings were added to the International

Value Fund, 7 to the International Value Fund II, 15 to the Value Fund, and 14 to the Worldwide High Dividend Yield Value Fund. In addition, we added to several existing positions in all four Funds as favorable pricing opportunities presented themselves. Some of the more significant new buys in one or more Funds included Aalberts (Netherlands), an industrial conglomerate that sells mission-critical products across a variety of end markets; Computacenter (UK), a global provider of IT infrastructure services; DB Insurance (Korea), an insurance company; Dentsu Group (Japan), a global provider of advertising services; Envista (US), a provider of products, equipment, and services to dental professionals; Sealed Air (US), a large provider of packaging solutions; Teleperformance (France), a global provider of business optimization, back office, and call center services; Ubisoft Entertainment (France), a leader in the video gaming industry; and U-Haul (US), a truck and trailer rental and self-storage company. In our view, all of these new additions were purchased at prices that represented significant discounts from our conservative estimates of their underlying intrinsic values, were financially strong, and had attractive runways for potential future growth. On the sell side, we sold or pared back several Fund holdings. The stock prices of these businesses had either reached our estimates of their underlying intrinsic values or had been compromised in some way by declines in our estimates of their underlying intrinsic values and future growth prospects. Or, we may have sold or trimmed positions to make room for new additions or to generate tax losses, which could be used to offset capital gains.

In terms of portfolio positioning, our Funds also remain invested in a diversified group of significantly undervalued smaller, medium, and larger capitalization companies across a host of developed and emerging markets. Many, if not most, in our view, have durable competitive advantages that allow them to have pricing power and the ability over time to potentially produce attractive returns on invested capital. We believe that many, if not most, are financially strong and have strong balance sheets, with many operating in a net cash position. The focus of portfolio activity across all four Funds continues to be in those parts of the global equity market that appear to represent the greatest value, i.e., smaller and medium capitalization equities, non-US equities, and companies where insiders, i.e., c-suite executives and knowledgeable directors, have made material purchases of their company shares.

2.

The Funds’ investment policies do not restrict investments in the securities of Chinese and Hong Kong issuers; therefore, our evaluation of the appropriate allocation of a Fund’s total assets to positions in the securities of Chinese and Hong Kong issuers may vary at any point in time and may be higher or lower than the range we are presently seeking in the current environment.

Investment Adviser’s Note (Unaudited)

THE PASSING OF CHARLES THOMAS MUNGER

You’ve heard us speak in the past about how our business was built on the shoulders of giants who came before us at Tweedy, Browne, consummate professional investors such as Bill Tweedy, Tom Knapp, Howard Browne, Ed Anderson, Joe Reilly, Chris Browne, and Jim Clark. Back in December, just shy of his 100th birthday, the investment industry sadly lost a giant in the value investment community, Charles Munger. Our profession owes a huge debt of gratitude to this man, who made a unique and invaluable contribution to the world of investing.

Anyone who has owned a share of stock is no doubt familiar with perhaps the greatest investment partnership in history, that of Charlie Munger and Warren Buffett, whom Financial Times columnist Eric Platt dubbed “the Lennon and McCartney of the investment world.” Charlie and Warren helped to educate multiple generations of investors, and, of course, Warren is still at it. Early in his professional life, Charlie worked as a real estate lawyer and was one of the founding partners of the renowned LA-based law firm Munger, Tolles, & Olsen. Charlie subsequently brought his razor-sharp legal and business acumen into the investment world, helping to build Berkshire Hathaway into the most successful investment conglomerate in history. He is, of course, credited by Warren himself as the architect of today’s Berkshire. He is perhaps best known for advising Buffett over the years that it was much wiser to buy wonderful businesses at fair prices than fair businesses at wonderful prices. Such thinking and counsel allowed Berkshire to achieve a size and, scale, and level of tax efficiency that would not have been possible if Warren had only remained dedicated to proverbial “cigar-butt” investments. That said, we would submit that, in our view, Charlie’s influence on Warren’s approach to investing was in no way a repudiation of Ben Graham. In fact, Charlie is perhaps the shining example of Graham’s counsel that “investment is most intelligent when it is most businesslike.” While cigar butts were definitely not his thing, we’re convinced that he would not quibble with Graham’s notion that price matters in investing.

It is also fair to say that Charlie significantly influenced how we approached investment at Tweedy, Browne. In fact, one of our deceased partners, Ed Anderson, got his start in the investment world working as an analyst for Munger’s private investment partnership, Wheeler, Munger. Together with Tom Knapp and Howard Browne, Ed helped build the value-based investment framework we still operate under today. In addition, we adopted Charlie’s idea of the “too hard file.” From time to time, we run across what appear to be undervalued investment opportunities that, upon further study and reflection, are also found to be fraught with uncertainty and murkiness that challenge our comfort zone. In those circumstances, we simply follow Charlie’s advice and set them aside, putting them into what he called the “too hard file.” We are particularly proud of the fact and grateful that our “too hard file” at Tweedy, Browne has grown quite large over the years, more than likely helping protect us from numerous potential investment mistakes. We also learned from Charlie the importance of not overlooking the qualitative considerations in investment decision-making. On more than one occasion, Charlie counseled, “If it can be measured, it will be emphasized.” He went on to advise that it is often the “hard to measure stuff” that is the most important in investment decision-making. Many investors are also quite familiar with Charlie’s appreciation of Maslow’s Hammer, the concept that “if the only tool you have is a hammer, you tend to see every problem as a nail.” Charlie brought a multi-disciplinary approach to solving problems, often incorporating the laws of physics, mathematical theorems, rules of logic, and statistical probabilities. And finally, and most importantly, if you have read Poor Charlie’s Almanack, you know how fond he was of Ben Franklin, particularly his ideas about leading a virtuous life. While values such as hard work, kindness, honesty, and integrity were passed down to us by those who came before us at Tweedy, Browne, we appreciated Charlie’s re-affirmation of what it means to lead a life of virtue and purpose. For all this and so much more, thank you, Charlie Munger.

Thank you for your continued confidence and trust.

Sincerely,

Roger R. de Bree, Andrew Ewert,

Frank H. Hawrylak, Jay Hill, Thomas H. Shrager,

John D. Spears, Robert Q. Wyckoff, Jr.

INVESTMENT COMMITTEE

Tweedy, Browne Company LLC

*	Each member of the Investment Committee is a current investor in one or more of the Funds.

April 2024

MARCH 31, 2024

NOTES

1.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. The Funds are actively managed, unlike the indexes, and consist of securities that vary widely from those included in the indexes in terms of portfolio composition, country and sector allocations, and other metrics. Hedged indexes are included to illustrate how the stocks that are components of the hedged indexes would have performed in their local currencies for a US dollar investor. The hedged indexes are fully nominally hedged on a monthly basis, whereas the International Value Fund and the Value Fund only hedge their perceived currency exposure where practicable. Tweedy, Browne applies a different hedging methodology than the hedged indexes. Index results are shown for illustrative purposes only.

2.

The MSCI EAFE Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a US dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

3.

Inception dates for the International Value Fund, International Value Fund II, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to the MSCI EAFE and MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted for the International Value Fund reflects performance from May 31, 1993, the closest month end to the International Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

4.

The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-US securities). The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of US large capitalization stocks.

5.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of this index for a US dollar investor. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in US$) reflects the return of the MSCI World High Dividend Yield Index for a US dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security. Portfolio holdings are subject to change at any time without notice and may not be representative of a Fund’s current or future investments.

The views expressed represent the opinions of Tweedy, Browne Company LLC as of the date of this letter, are not intended as a forecast or a guarantee of future results, or investment advice and are subject to change without notice.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in US securities markets. These risks, which are more pronounced in emerging markets, include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors. In addition, the securities of small, less well-known companies may be more volatile than those of larger companies. Force majeure events such as pandemics, political upheaval and natural disasters are likely to increase the risks inherent in investments and could have a broad negative impact on the world economy and business activity in general. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Diversification does not guarantee a profit and does not protect against a loss in a declining market.

The performance results reflected herein are over the course of many years and reflect multiple market cycles and varying geopolitical, market and economic conditions. Past performance is no guarantee of future results.

Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds. All investments are subject to risk including the possible loss of principal. There is no assurance that a Fund will achieve its investment objective.

Although the practice of hedging perceived foreign currency exposure, where practicable, utilized by the Tweedy, Browne International Value Fund and the Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the US dollar declines against the currencies in which the Funds’ investments are denominated and may impose costs on the Funds. As a result of practical considerations, fluctuations in a security’s prices, and fluctuations in currencies, a Fund’s hedges are expected to approximate, but will generally not equal, the Fund’s perceived foreign currency risk.

Investment Adviser’s Note (Unaudited)

Stocks and bonds are subject to different risks. In general, stocks are subject to greater price fluctuations and volatility than bonds and can decline significantly in value in response to adverse issuer, political, regulatory, market or economic developments. Unlike stocks, if held to maturity, bonds generally offer to pay both a fixed rate of return and a fixed principal value. Bonds are subject to interest rate risk (as interest rates rise bond prices generally fall), the risk of issuer default, issuer credit risk, and inflation risk, although US Treasuries are backed by the full faith and credit of the US Government.

DEFINITIONS

Earnings yield is a financial ratio that shows the relationship between a company’s earnings per share (EPS) and its stock price per share.

Market equity (ME) (size) is price times shares outstanding.

Book Equity (BE) is the book value of stockholders’ equity, plus balance sheet deferred taxes and investment tax credit (if available), minus the book value of preferred stock.

This letter contains opinions and statements on investment techniques, economics, market conditions and other matters. There is no guarantee that these opinions and statements will prove to be correct, and some of them are inherently speculative. None of them should be relied upon as statements of fact.

Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by AMG Distributors, Inc., Member FINRA/ SIPC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc. Click here for a copy of the Funds’ prospectus. You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. The prospectus should be read carefully before investing.

Expense Information (Unaudited)

A shareholder of the International Value Fund, International Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2023 to March 31, 2024.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only. There are no transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period* 10/1/23 – 3/31/24	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period* 10/1/23 – 3/31/24	Annualized Expense Ratio
International Value Fund	$1,000.00	$1,112.30	$7.34	$1,000.00	$1,018.05	$7.01	1.39%
International Value Fund II – Currency Unhedged	$1,000.00	$1,117.90	$7.25	$1,000.00	$1,018.15	$6.91	1.37%
Value Fund	$1,000.00	$1,128.20	$7.34	$1,000.00	$1,018.10	$6.96	1.38%
Worldwide High Dividend Yield Value Fund	$1,000.00	$1,139.90	$7.49	$1,000.00	$1,018.00	$7.06	1.40%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), divided by 366 (to reflect the one-half year period).

Tweedy, Browne International Value Fund

Portfolio Highlights as of March 31, 2024 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne International Value Fund vs.

MSCI EAFE Index

(Hedged to US$ and in US$)

6/15/93 through 3/31/24

Average Annual Total Returns – For Periods Ended March 31, 2024

	Tweedy, Browne International Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	10.99%	22.36%	15.32%
5 Years	5.83	11.64	7.33
10 Years	4.89	9.25	4.80
Since Inception (6/15/93)	8.52	6.92	5.45
Total Annual Fund Operating Expense Ratio as of 3/31/23, as disclosed in the Fund’s most recent prospectus: 1.40% (gross), 1.40% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/24: 1.39% (gross), 1.39% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne has voluntarily agreed, effective May 22, 2020 through at least July 31, 2025, to waive the International Value Fund’s fees whenever the Fund’s average daily net assets (“ADNA”) exceed $6 billion. Under the arrangement, the advisory fee payable by the Fund is as follows: 1.25% on the first $6 billion of the Fund’s ADNA; 0.80% on the next $1 billion of the Fund’s ADNA (ADNA over $6 billion up to $7 billion); 0.70% on the next $1 billion of the Fund’s ADNA (ADNA over $7 billion up to $8 billion); and 0.60% on the remaining amount, if any, of the Fund’s ADNA (ADNA over $8 billion). The Fund’s performance would have been lower had fees not been waived from May 22, 2020 to March 31, 2024.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to the MSCI EAFE indexes used was available at month end only; therefore, the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne International Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2024

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne International Value Fund to the results of the MSCI EAFE Index (hedged to US$) and the MSCI EAFE Index (in US$) (non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne International Value Fund

Portfolio of Investments

March 31, 2024

Shares		Value*

COMMON STOCKS—92.4%

	Belgium—1.0%
926,488	Fagron NV	$17,670,720
552,008	KBC Group NV	41,386,027

		59,056,747

	Canada—3.0%
251,390	Lassonde Industries, Inc., Class A(a)	27,634,788
1,124,700	National Bank of Canada	94,796,440
1,926,024	Winpak, Ltd.	57,698,882

		180,130,110

	China—0.7%
8,383,895	Haitian International Holdings, Ltd.	24,370,387
6,463,000	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	6,198,017
4,224,780	Uni-President China Holdings, Ltd.	3,006,730
11,000,000	WH Group, Ltd.	7,252,330

		40,827,464

	Czech Republic—0.0%(b)
2,800	Philip Morris CR a.s.	1,891,940

	Finland—0.9%
2,919,753	Kemira Oyj	55,246,398

	France—14.2%
267,774	Alten SA	39,099,289
2,392,742	Rubis SCA	84,605,443
1,181,395	Safran SA	268,004,181
2,895,521	SCOR SE	100,288,107
1,527,083	Tarkett SA(c)	15,074,142
603,309	Teleperformance SE	58,693,761
3,831,330	TotalEnergies SE	262,628,476
650,000	Ubisoft Entertainment SA(c)	13,692,510

		842,085,909

	Germany—7.3%
761,991	Brenntag SE	64,255,958
2,644,654	Deutsche Post AG, Registered	114,006,274
2,540,809	Fresenius SE & Co., KGaA	68,601,843
458,822	Krones AG	60,801,256
42,354	KSB SE & Co., KGaA	30,876,066
100,393	Muenchener Rueckversicherungs AG, Registered	49,040,374
537,857	Norma Group SE	10,008,658
65,633	Rheinmetall AG	36,930,377

		434,520,806

	Hong Kong—0.4%
23,255,073	Emperor Entertainment Hotel, Ltd.(c)	1,158,824
3,506,142	Great Eagle Holdings, Ltd.	4,918,889
8,509,000	Hang Lung Group, Ltd.	9,795,768
2,791,715	Johnson Electric Holdings, Ltd.	3,866,656
8,123,578	TAI Cheung Holdings, Ltd.	3,290,348

		23,030,485

	Italy—2.6%
4,365,000	SOL SpA	156,275,730

Shares		Value*

	Japan—4.0%
891,970	ADEKA Corp.	$18,753,501
564,220	Fuso Chemical Co., Ltd.	17,130,337
481,855	Hosokawa Micron Corp.	15,107,219
3,363,180	Kuraray Co., Ltd.	35,899,549
2,113,385	Mitsubishi Gas Chemical Co., Inc.	35,342,941
221,220	Nifco, Inc.	5,536,895
470	Nihon Kohden Corp.	12,450
164,400	Nippon Kanzai Holdings Co., Ltd.	2,760,186
820,800	Niterra Co., Ltd.	27,154,816
104,825	Okamoto Industries, Inc.	3,404,241
1,284,760	Sumitomo Heavy Industries, Ltd.	40,280,064
271,950	Taikisha, Ltd.	8,463,342
588,565	Transcosmos, Inc.(c)	11,977,800
164,305	YAMABIKO Corp.	2,174,521
	Miscellaneous Securities(d)	14,200,717

		238,198,579

	Mexico—2.2%
1,079,074	Coca-Cola FEMSA SAB de CV, Sponsored ADR	104,885,993
9,067,593	Megacable Holdings SAB de CV	25,214,201

		130,100,194

	Netherlands—4.0%
1,285,260	Aalberts NV	61,894,523
2,160,839	Heineken Holding NV	174,561,218

		236,455,741

	Philippines—0.1%
22,609,020	Alliance Global Group, Inc.	4,086,234

	Singapore—5.0%
5,215,900	DBS Group Holdings, Ltd.	139,247,834
7,345,990	United Overseas Bank, Ltd.	159,536,876

		298,784,710

	South Korea—2.2%
160,642	Binggrae Co., Ltd.	6,491,309
219,167	DB Insurance Co., Ltd.	15,677,461
998,776	LG Corp.	64,989,993
991,707	LX Holdings Corp.	5,149,141
618,300	Samsung Electronics Co., Ltd.	37,109,482

		129,417,386

	Sweden—6.0%
704,365	Autoliv, Inc.	84,826,677
9,470,920	Husqvarna AB, Class B	81,169,698
3,801,500	SKF AB, Class B	77,682,486
3,173,433	Trelleborg AB, Class B	113,640,040

		357,318,901

	Switzerland—11.3%
142,761	Coltene Holding AG, Registered	9,129,603
1,925,964	Nestlé SA, Registered	204,741,926
80	Neue Zuercher Zeitung AG(c)	532,919
1,284,801	Novartis AG, Registered	124,628,693
68,178	Phoenix Mecano AG, Registered(a)(c)	34,516,674
422,045	Roche Holding AG	107,631,549
429,703	TX Group AG	71,084,431
220,831	Zurich Insurance Group AG	119,229,616

		671,495,411

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Portfolio of Investments

March 31, 2024

Shares		Value*

	United Kingdom—13.1%
4,003,983	Babcock International Group plc	$26,301,764
15,314,481	BAE Systems plc	261,074,515
11,010,735	CNH Industrial NV	142,699,126
1,043,507	Computacenter plc	35,538,947
4,396,459	Diageo plc	162,477,204
2,704,933	Grafton Group plc	34,245,240
1,968,375	Howden Joinery Group plc	22,548,033
5,273,360	Inchcape plc	48,229,781
15,698,026	Johnson Service Group plc	26,057,318
16,292,379	Vertu Motors plc	13,892,410
	Miscellaneous Security(d)	3,128,486

		776,192,824

	United States—14.4%
1,509,760	Alphabet, Inc., Class A(c)	227,868,077
294,810	Alphabet, Inc., Class C(c)	44,887,771
418	Berkshire Hathaway, Inc., Class A(c)	265,195,920
1,306,274	FMC Corp.	83,209,654
2,589,316	Ionis Pharmaceuticals, Inc.(c)	112,246,848
750,927	Johnson & Johnson	118,789,142
293,905	Kenvue, Inc.	6,307,201

		858,504,613

TOTAL COMMON STOCKS (Cost $2,788,303,004)		5,493,620,182

PREFERRED STOCKS—0.6%

	Chile—0.4%
11,044,000	Embotelladora Andina SA, Class A	22,979,762

	Croatia—0.2%
166,388	Adris Grupa DD	10,853,822

TOTAL PREFERRED STOCKS (Cost $35,290,988)		33,833,584

Shares		Value*

REGISTERED INVESTMENT COMPANY—4.1%
242,273,399	Dreyfus Treasury Securities Cash Management – Institutional Shares 5.19%(e) (Cost $242,273,399)	$242,273,399

Face Value

U.S. TREASURY BILLS—1.7%
$50,000,000	5.526%(f) due 04/11/2024	49,927,236
50,000,000	5.385%(f) due 05/16/2024	49,673,195

TOTAL U.S. TREASURY BILLS (Cost $99,600,930)		99,600,431

INVESTMENTS IN SECURITIES (Cost $3,165,468,321)	98.8%	5,869,327,596

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	0.8	47,847,561

OTHER ASSETS AND LIABILITIES (Net)	0.4	24,091,720

NET ASSETS	100.0%	$5,941,266,877

*	See Note 2 in Notes to Financial Statements.
(a)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(b)	Amount represents less than 0.1% of net assets.
(c)	Non-income producing security.
(d)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $17,329,203 represents 0.3% of the net assets of the Fund.
(e)	Rate disclosed is the 7-day yield at March 31, 2024.
(f)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Sector Diversification

March 31, 2024

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Machinery	11.5%
Aerospace & Defense	10.0
Beverages	7.4
Banks	7.3
Chemicals	6.8
Pharmaceuticals	5.9
Insurance	4.8
Interactive Media & Services	4.5
Financial Services	4.5
Oil, Gas & Consumable Fuels	4.4
Food Products	4.1
Automobile Components	2.1
Trading Companies & Distributors	2.1
Air Freight & Logistics	1.9
Biotechnology	1.9
Media	1.6
Health Care Providers & Services	1.5
Gas Utilities	1.4
IT Services	1.3
Industrial Conglomerates	1.3
Professional Services	1.3
Containers & Packaging	1.0
Distributors	0.8
Technology Hardware, Storage & Peripherals	0.6
Electrical Equipment	0.6
Commercial Services & Supplies	0.4
Real Estate Management & Development	0.3
Building Products	0.3
Specialty Retail	0.2
Entertainment	0.2
Health Care Equipment & Supplies	0.2
Construction & Engineering	0.1
Personal Care Products	0.1
Tobacco	0.0	*
Hotels, Restaurants & Leisure	0.0	*

Total Common Stocks	92.4
Preferred Stocks	0.6
Registered Investment Company	4.1
U.S. Treasury Bills	1.7
Unrealized Appreciation on Forward Contracts	0.8
Other Assets and Liabilities (Net)	0.4

Net Assets	100.0%

* Amount represents less than 0.1% of net assets.

Portfolio Composition

March 31, 2024

Schedule of Forward Exchange Contracts

March 31, 2024

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/24*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
460,000,000	Chinese Yuan	JPM	9/5/24	$64,684,100	$63,942,396	$(741,704)
308,000,000	Chinese Yuan	JPM	2/28/25	43,879,582	43,303,053	(576,529)
180,000,000	Hong Kong Dollar	SSB	5/3/24	23,171,391	23,025,140	(146,251)
150,000,000	Philippine Peso	SSB	4/1/24	2,665,719	2,668,155	2,436

TOTAL				$134,400,792	$132,938,744	$(1,462,048)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
37,000,000	Canadian Dollar	NTC	9/5/24	$(27,292,375)	$(27,404,393)	$(112,018)
22,000,000	Canadian Dollar	NTC	12/12/24	(16,299,194)	(16,318,243)	(19,049)
50,000,000	Canadian Dollar	SSB	1/2/25	(37,830,640)	(37,098,655)	731,985

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

March 31, 2024

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/24*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
44,000,000	Canadian Dollar	NTC	4/3/25	$(32,547,508)	$(32,690,522)	$(143,014)
7,500,000,000	Chilean Peso	JPM	1/2/25	(8,369,602)	(7,615,384)	754,218
12,850,000,000	Chilean Peso	SSB	4/3/25	(13,041,713)	(13,036,276)	5,437
460,000,000	Chinese Yuan	JPM	9/5/24	(64,693,060)	(63,942,396)	750,664
420,000,000	Chinese Yuan	JPM	2/28/25	(59,816,279)	(59,049,618)	766,661
80,000,000	European Union Euro	NTC	4/9/24	(88,336,000)	(86,440,228)	1,895,772
90,000,000	European Union Euro	SSB	4/17/24	(99,725,850)	(97,275,452)	2,450,398
60,000,000	European Union Euro	BNY	5/20/24	(66,380,400)	(64,937,336)	1,443,064
75,000,000	European Union Euro	NTC	5/31/24	(82,043,250)	(81,208,738)	834,512
75,000,000	European Union Euro	BNY	6/4/24	(81,847,500)	(81,222,158)	625,342
210,000,000	European Union Euro	SSB	12/6/24	(233,964,150)	(229,352,330)	4,611,820
100,000,000	European Union Euro	NTC	12/12/24	(109,953,500)	(109,247,399)	706,101
65,000,000	European Union Euro	SSB	12/12/24	(71,458,725)	(71,010,809)	447,916
84,000,000	Great Britain Pound Sterling	JPM	7/22/24	(109,451,160)	(106,181,445)	3,269,715
75,000,000	Great Britain Pound Sterling	NTC	8/8/24	(95,380,500)	(94,815,268)	565,232
90,000,000	Great Britain Pound Sterling	NTC	8/19/24	(114,338,520)	(113,786,403)	552,117
75,000,000	Great Britain Pound Sterling	NTC	9/20/24	(93,654,600)	(94,841,600)	(1,187,000)
52,000,000	Great Britain Pound Sterling	JPM	10/7/24	(63,515,400)	(65,764,731)	(2,249,331)
240,000,000	Hong Kong Dollar	SSB	5/3/24	(30,883,659)	(30,700,186)	183,473
300,000,000	Hong Kong Dollar	NTC	5/8/24	(38,578,510)	(38,380,932)	197,578
3,500,000,000	Japanese Yen	JPM	5/24/24	(26,861,090)	(23,333,232)	3,527,858
3,000,000,000	Japanese Yen	SSB	6/25/24	(22,624,400)	(20,089,689)	2,534,711
5,800,000,000	Japanese Yen	JPM	8/15/24	(42,912,422)	(39,125,491)	3,786,931
6,000,000,000	Japanese Yen	JPM	9/5/24	(43,435,769)	(40,597,858)	2,837,911
3,200,000,000	Japanese Yen	BNY	9/26/24	(22,970,354)	(21,718,836)	1,251,518
3,500,000,000	Japanese Yen	SSB	12/16/24	(25,733,402)	(24,014,026)	1,719,376
5,800,000,000	Japanese Yen	SSB	2/13/25	(41,272,708)	(40,113,299)	1,159,409
360,000,000	Mexican Peso	BNY	4/9/24	(18,595,041)	(21,619,349)	(3,024,308)
250,000,000	Mexican Peso	NTC	4/17/24	(12,712,942)	(14,995,426)	(2,282,484)
250,000,000	Mexican Peso	BNY	5/20/24	(13,147,515)	(14,915,711)	(1,768,196)
100,000,000	Mexican Peso	JPM	6/7/24	(5,283,178)	(5,949,442)	(666,264)
130,000,000	Mexican Peso	NTC	9/5/24	(7,235,528)	(7,628,453)	(392,925)
150,000,000	Philippine Peso	SSB	4/1/24	(2,736,228)	(2,668,155)	68,073
76,000,000	Philippine Peso	JPM	11/20/24	(1,361,275)	(1,347,031)	14,244
155,000,000	Philippine Peso	SSB	4/3/25	(2,743,363)	(2,741,727)	1,636
50,000,000	Singapore Dollar	NTC	4/17/24	(38,054,646)	(37,081,428)	973,218
75,000,000	Singapore Dollar	SSB	6/28/24	(56,726,989)	(55,800,375)	926,614
50,000,000	Singapore Dollar	JPM	7/12/24	(37,516,413)	(37,223,758)	292,655
70,000,000	Singapore Dollar	NTC	8/23/24	(52,426,603)	(52,212,244)	214,359
60,000,000	Singapore Dollar	JPM	1/2/25	(45,984,059)	(45,001,639)	982,420
40,000,000	Singapore Dollar	SSB	1/24/25	(30,130,124)	(30,028,005)	102,119
55,000,000,000	South Korean Won	JPM	5/20/24	(42,029,008)	(40,972,921)	1,056,087
32,335,000,000	South Korean Won	JPM	12/9/24	(25,000,000)	(24,353,077)	646,923
57,000,000,000	South Korean Won	SSB	4/1/25	(43,219,471)	(43,184,895)	34,576
315,000,000	Swedish Krona	NTC	4/9/24	(30,811,366)	(29,473,376)	1,337,990
440,000,000	Swedish Krona	SSB	5/3/24	(43,147,830)	(41,208,628)	1,939,202
145,000,000	Swedish Krona	SSB	9/5/24	(13,475,153)	(13,653,674)	(178,521)
130,000,000	Swedish Krona	BNY	9/26/24	(11,846,722)	(12,252,617)	(405,895)
440,000,000	Swedish Krona	NTC	2/28/25	(43,027,156)	(41,756,360)	1,270,796
65,000,000	Swiss Franc	NTC	4/17/24	(74,133,212)	(72,320,931)	1,812,281
25,000,000	Swiss Franc	NTC	5/21/24	(28,886,873)	(27,921,837)	965,036
120,000,000	Swiss Franc	SSB	12/17/24	(141,626,342)	(137,119,895)	4,506,447
85,000,000	Swiss Franc	JPM	1/3/25	(102,955,426)	(97,303,641)	5,651,785
26,000,000	Swiss Franc	JPM	1/31/25	(31,185,530)	(29,853,096)	1,332,434

TOTAL				$(2,821,210,233)	$(2,771,900,624)	$49,309,609

Unrealized Appreciation on Forward Contracts (Net)						$47,847,561

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2024 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne International Value Fund II – Currency Unhedged vs.

MSCI EAFE Index (in US$)

10/26/09 through 3/31/24

Average Annual Total Returns – For Periods Ended March 31, 2024

	Tweedy, Browne International Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)
1 Year	9.74%	15.32%
5 Years	4.74	7.33
10 Years	3.19	4.80
Since Inception (10/26/09)	5.41	5.63
Total Annual Fund Operating Expense Ratio as of 3/31/23, as disclosed in the Fund’s most recent prospectus: 1.40% (gross), 1.40% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/24: 1.40% (gross), 1.39% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2025, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio inline with the expense ratio of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne International Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2024

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne International Value Fund II – Currency Unhedged to the results of the MSCI EAFE Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI EAFE Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2024

Shares		Value*

COMMON STOCKS—93.7%

	Belgium—1.2%
79,510	Fagron NV	$1,516,479
35,525	KBC Group NV	2,663,437

		4,179,916

	Canada—2.4%
1,750	E-L Financial Corp., Ltd.	1,408,263
21,490	Lassonde Industries, Inc., Class A	2,362,352
154,890	Winpak, Ltd.	4,640,119

		8,410,734

	China—1.5%
1,004,050	Haitian International Holdings, Ltd.	2,918,582
357,122	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	342,480
2,729,475	Uni-President China Holdings, Ltd.	1,942,538

		5,203,600

	Finland—1.5%
287,855	Kemira Oyj	5,446,677

	France—15.1%
24,440	Alten SA	3,568,631
123,575	Rubis SCA	4,369,513
55,179	Safran SA	12,517,577
259,890	SCOR SE	9,001,446
517,117	Tarkett SA(a)	5,104,565
58,650	Teleperformance SE	5,705,848
177,168	TotalEnergies SE	12,144,441
77,420	Ubisoft Entertainment SA(a)	1,630,883

		54,042,904

	Germany—8.1%
52,705	Brenntag SE	4,444,423
204,604	Deutsche Post AG, Registered	8,820,110
98,405	Fresenius SE & Co., KGaA	2,656,935
9,197	Muenchener Rueckversicherungs AG, Registered	4,492,587
15,028	Rheinmetall AG	8,455,955

		28,870,010

	Hong Kong—1.0%
1,663,100	Chow Sang Sang Holdings International, Ltd.	1,763,728
3,969,927	Emperor Entertainment Hotel, Ltd.(a)	197,826
655,955	Hang Lung Group, Ltd.	755,151
536,600	Johnson Electric Holdings, Ltd.	743,216
45,710	Luk Fook Holdings International, Ltd.	125,278

		3,585,199

	Italy—0.6%
55,200	SOL SpA	1,976,270

	Japan—6.6%
120,435	ADEKA Corp.	2,532,123
12,000	Fukuda Denshi Co., Ltd.	547,094
42,405	Fuso Chemical Co., Ltd.	1,287,462
111,630	Inaba Denki Sangyo Co., Ltd.	2,581,552
20,600	Kamigumi Co., Ltd.	452,575
288,625	Kuraray Co., Ltd.	3,080,866

Shares		Value*

	Japan (continued)
155,995	Mitsubishi Gas Chemical Co., Inc.	$2,608,764
57,855	Nihon Kohden Corp.	1,532,530
33,045	Okamoto Industries, Inc.	1,073,152
108,745	Sumitomo Heavy Industries, Ltd.	3,409,396
44,060	Taikisha, Ltd.	1,371,189
92,200	Transcosmos, Inc.(a)	1,876,349
	Miscellaneous Securities(b)	1,130,058

		23,483,110

	Mexico—2.7%
36,796	Coca-Cola FEMSA SAB de CV, Sponsored ADR	3,576,571
2,230,421	Megacable Holdings SAB de CV	6,202,118

		9,778,689

	Netherlands—2.5%
90,820	Aalberts NV	4,373,637
57,730	Heineken Holding NV	4,663,660

		9,037,297

	Philippines—0.5%
6,997,100	Alliance Global Group, Inc.	1,264,619
937,800	China Banking Corp.	608,907

		1,873,526

	Singapore—4.2%
273,160	DBS Group Holdings, Ltd.	7,292,498
350,605	United Overseas Bank, Ltd.	7,614,280

		14,906,778

	South Korea—3.0%
27,787	Binggrae Co., Ltd.	1,122,832
15,005	DB Insurance Co., Ltd.	1,073,338
89,851	LG Corp.	5,846,572
47,060	Samsung Electronics Co., Ltd.	2,824,474

		10,867,216

	Sweden—5.7%
29,955	Autoliv, Inc.	3,607,481
399,103	Husqvarna AB, Class B	3,420,478
285,380	SKF AB, Class B	5,831,653
211,883	Trelleborg AB, Class B	7,587,490

		20,447,102

	Switzerland—8.3%
82,960	Nestlé SA, Registered	8,819,163
69,216	Novartis AG, Registered	6,714,113
5,015	Phoenix Mecano AG, Registered(a)	2,538,959
27,580	Roche Holding AG	7,033,558
8,129	Zurich Insurance Group AG	4,388,956

		29,494,749

	Taiwan—0.1%
148,500	Lumax International Corp., Ltd.	468,652

	United Kingdom—12.9%
630,367	BAE Systems plc	10,746,219
581,487	CNH Industrial NV	7,536,072
82,845	Computacenter plc	2,821,470

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2024

Shares		Value*

	United Kingdom (continued)
193,273	Diageo plc	$7,142,670
229,117	Grafton Group plc	2,900,688
306,936	Howden Joinery Group plc	3,515,998
712,205	Inchcape plc	6,513,777
1,504,280	Johnson Service Group plc	2,496,970
2,741,248	Vertu Motors plc	2,337,445

		46,011,309

	United States—15.8%
70,070	Alphabet, Inc., Class A(a)	10,575,665
2,080	AutoZone, Inc.(a)	6,555,432
34,135	Berkshire Hathaway, Inc., Class B(a)	14,354,450
143,022	FMC Corp.	9,110,501
175,002	Ionis Pharmaceuticals, Inc.(a)	7,586,337
52,371	Johnson & Johnson	8,284,569

		56,466,954

TOTAL COMMON STOCKS (Cost $236,575,506)		334,550,692

PREFERRED STOCKS—0.4%

	Chile—0.3%
502,909	Embotelladora Andina SA, Class A	1,046,426

	Germany—0.1%
648	KSB AG	436,700

TOTAL PREFERRED STOCKS (Cost $1,767,674)		1,483,126

Shares		Value*

REGISTERED INVESTMENT COMPANY—1.0%
3,561,773	Dreyfus Government Securities Cash Management – Institutional Shares 5.15%(c) (Cost $3,561,773)	$3,561,773

INVESTMENTS IN SECURITIES (Cost $241,904,953)	95.1%	339,595,591

OTHER ASSETS AND LIABILITIES (Net)	4.9	17,454,485

NET ASSETS	100.0%	$357,050,076

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $1,130,058 represents 0.3% of the net assets of the Fund.
(c)	Rate disclosed is the 7-day yield at March 31, 2024.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Sector Diversification

March 31, 2024

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Machinery	10.2%

Aerospace & Defense	8.9

Chemicals	7.7

Pharmaceuticals	6.2

Insurance	5.7

Banks	5.2

Beverages	4.3

Financial Services	4.1

Food Products	4.0

Trading Companies & Distributors	3.8

Oil, Gas & Consumable Fuels	3.4

Interactive Media & Services	3.0

Specialty Retail	2.5

Air Freight & Logistics	2.5

Biotechnology	2.1

Professional Services	2.1

Industrial Conglomerates	1.9

Distributors	1.8

IT Services	1.8

Media	1.7

Building Products	1.4

Containers & Packaging	1.3

Gas Utilities	1.2

Automobile Components	1.2

Health Care Providers & Services	1.1

Technology Hardware, Storage & Peripherals	0.8

Electrical Equipment	0.7

Commercial Services & Supplies	0.7

Health Care Equipment & Supplies	0.6

Textiles, Apparel & Luxury Goods	0.5

Entertainment	0.5

Construction & Engineering	0.4

Real Estate Management & Development	0.2

Transportation Infrastructure	0.1

Hotels, Restaurants & Leisure	0.1

Total Common Stocks	93.7
Preferred Stocks	0.4
Registered Investment Company	1.0
Other Assets and Liabilities (Net)	4.9

Net Assets	100.0%

Portfolio Composition

March 31, 2024

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio Highlights as of March 31, 2024 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/24

Average Annual Total Returns – For Periods Ended March 31, 2024

	Tweedy, Browne Value Fund	MSCI World Index (Hedged to US$)	S&P 500/MSCI World Index (Hedged to US$)
1 Year	15.35%	27.22%	27.22%
5 Years	6.71	13.40	13.40
10 Years	5.71	11.06	11.06
Since Inception (12/8/93)	7.96	8.48	9.15
Total Annual Fund Operating Expense Ratio as of 3/31/23, as disclosed in Fund’s most recent prospectus: 1.40% (gross), 1.40% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/24: 1.39% (gross), 1.38% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2025, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The MSCI World Index (Hedged to US$) accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to the MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks. The index is generally considered representative of U.S. large capitalization stocks. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities).

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2024

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 and the MSCI World Index (Hedged to US$), linked together by the Investment Adviser, and represents the performance of the S&P 500 for the periods 12/8/93 – 12/31/06, and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index (hedged to US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a ColumbiaUniversity

Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2024

Shares		Value*

COMMON STOCKS—96.7%

	Belgium—0.9%
66,181	Fagron NV	$1,262,257
38,820	KBC Group NV	2,910,475

		4,172,732

	Canada—1.6%
18,010	Lassonde Industries, Inc., Class A	1,979,802
180,543	Winpak, Ltd.	5,408,619

		7,388,421

	China—1.8%
231,680	Baidu, Inc., Class A(a)	3,040,144
1,006,590	Haitian International Holdings, Ltd.	2,925,966
345,561	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	331,393
2,349,905	Uni-President China Holdings, Ltd.	1,672,402

		7,969,905

	Finland—0.9%
227,906	Kemira Oyj	4,312,346

	France—15.3%
25,667	Alten SA	3,747,793
299,826	Rubis SCA	10,601,607
72,857	Safran SA	16,527,902
310,794	SCOR SE	10,764,536
150,328	Tarkett SA(a)	1,483,918
95,170	Teleperformance SE	9,258,747
236,380	TotalEnergies SE	16,203,282
72,825	Ubisoft Entertainment SA(a)	1,534,088

		70,121,873

	Germany—7.7%
54,875	Brenntag SE.	4,627,411
190,881	Deutsche Post AG, Registered	8,228,536
301,060	Fresenius SE & Co., KGaA	8,128,620
17,583	Krones AG.	2,330,029
150,000	Norma Group SE	2,791,260
16,413	Rheinmetall AG	9,235,267

		35,341,123

	Hong Kong—0.4%
1,046,000	Chow Sang Sang Holdings International, Ltd.	1,109,290
214,000	Luk Fook Holdings International, Ltd.	586,511

		1,695,801

	Japan—4.9%
63,220	ADEKA Corp.	1,329,189
72,285	Dentsu Group, Inc.	2,001,217
40,205	Fuso Chemical Co., Ltd.	1,220,668
37,260	Hosokawa Micron Corp.	1,168,183
36,595	Inaba Denki Sangyo Co., Ltd.	846,295
148,315	Mitsubishi Gas Chemical Co., Inc.	2,480,328
130,035	Nabtesco Corp.	2,173,336
48,115	Nihon Kohden Corp.	1,274,525
28,005	Okamoto Industries, Inc.	909,476
89,060	Sumitomo Heavy Industries, Ltd.	2,792,228
34,620	Taikisha, Ltd.	1,077,407
87,100	Transcosmos, Inc.(a)	1,772,559

Shares		Value*

	Japan (continued)
99,120	YAMABIKO Corp.	$1,311,820
	Miscellaneous Securities(b)	2,188,833

		22,546,064

	Mexico—1.2%
54,420	Coca-Cola FEMSA SAB de CV, Sponsored ADR	5,289,624

	Netherlands—3.3%
94,810	Aalberts NV	4,565,784
128,033	Heineken Holding NV	10,343,018

		14,908,802

	Philippines—0.3%
6,542,900	Alliance Global Group, Inc.	1,182,529

	Singapore—1.8%
386,517	United Overseas Bank, Ltd.	8,394,201

	South Korea—2.1%
22,336	Binggrae Co., Ltd.	902,565
16,075	DB Insurance Co., Ltd.	1,149,878
70,858	LG Corp.	4,610,704
61,295	LX Holdings Corp.	318,256
43,090	Samsung Electronics Co., Ltd.	2,586,200

		9,567,603

	Sweden—4.7%
52,604	Autoliv, Inc.	6,335,100
575,755	Husqvarna AB, Class B	4,934,458
256,145	SKF AB, Class B	5,234,244
139,505	Trelleborg AB, Class B	4,995,648

		21,499,450

	Switzerland—4.7%
118,780	Nestlé SA, ADR	12,614,436
50,749	Novartis AG, Registered	4,922,771
15,638	Roche Holding AG	3,988,063

		21,525,270

	United Kingdom—8.7%
529,590	BAE Systems plc	9,028,216
650,620	CNH Industrial NV	8,432,035
74,115	Computacenter plc	2,524,151
62,715	Diageo plc, Sponsored ADR	9,328,229
223,196	Grafton Group plc	2,825,726
252,750	Howden Joinery Group plc	2,895,290
282,425	Inchcape plc	2,583,039
1,269,763	Johnson Service Group plc	2,107,693

		39,724,379

	United States—36.4%
123,000	Alphabet, Inc., Class A(a)	18,564,390
48,220	Atmus Filtration Technologies, Inc.(a)	1,555,095
1,990	AutoZone, Inc.(a)	6,271,783
76,760	Bank of America Corp.	2,910,739
51	Berkshire Hathaway, Inc., Class A(a)	32,356,440
107,535	Enterprise Products Partners LP	3,137,871
196,005	Envista Holdings Corp.(a)	4,190,587
35,160	FedEx Corp.	10,187,258

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2024

Shares		Value*

	United States (continued)
167,744	FMC Corp.	$10,685,293
190,425	Ionis Pharmaceuticals, Inc.(a)	8,254,924
63,514	Johnson & Johnson	10,047,280
24,852	Kenvue, Inc.	533,324
33,708	National Western Life Group, Inc., Class A.	16,582,988
186,300	Sealed Air Corp.	6,930,360
131,295	Truist Financial Corp.	5,117,879
122,928	U-Haul Holding Co.	8,196,839
18,490	Vertex Pharmaceuticals, Inc.(a)	7,729,005
225,783	Wells Fargo & Co.	13,086,383

		166,338,438

TOTAL COMMON STOCKS (Cost $247,726,190)		441,978,561

PREFERRED STOCK—0.2%

	Chile—0.2%
492,000	Embotelladora Andina SA, Class A (Cost $918,376)	1,023,727

REGISTERED INVESTMENT COMPANY—1.2%
5,621,763	Dreyfus Government Securities Cash Management – Institutional Shares 5.15%(c) (Cost $5,621,763)	5,621,763

Face Value		Value*

U.S. TREASURY BILL—0.9%
$4,000,000	5.337%(d) due 05/30/2024 (Cost $3,966,206)	$3,965,502

INVESTMENTS IN SECURITIES (Cost $258,232,535)	99.0%	452,589,553

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	0.7	3,076,640

OTHER ASSETS AND LIABILITIES (Net)	0.3	1,499,064

NET ASSETS	100.0%	$457,165,257

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $2,188,833 represents 0.5% of the net assets of the Fund.
(c)	Rate disclosed is the 7-day yield at March 31, 2024.
(d)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification

March 31, 2024

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Machinery	10.2%
Aerospace & Defense	7.6
Banks	7.1
Financial Services	7.1
Insurance	6.2
Beverages	5.5
Interactive Media & Services	4.7
Chemicals	4.6
Oil, Gas & Consumable Fuels	4.2
Pharmaceuticals	4.2
Air Freight & Logistics	4.0
Food Products	3.8
Biotechnology	3.5
Containers & Packaging	2.7
Trading Companies & Distributors	2.5
Professional Services	2.4
Gas Utilities	2.3
Health Care Providers & Services	2.1
Ground Transportation	1.8
Automobile Components	1.6
Specialty Retail	1.5
IT Services	1.4
Industrial Conglomerates	1.3
Health Care Equipment & Supplies	1.2
Technology Hardware, Storage & Peripherals	0.6
Distributors	0.6
Commercial Services & Supplies	0.5
Media	0.4
Entertainment	0.3
Building Products	0.3
Textiles, Apparel & Luxury Goods	0.2
Construction & Engineering	0.2
Personal Care Products	0.1

Total Common Stocks	96.7
Preferred Stock	0.2
Registered Investment Company	1.2
U.S. Treasury Bill	0.9
Unrealized Appreciation on Forward Contracts	0.7
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition

March 31, 2024

Schedule of Forward Exchange Contracts

March 31, 2024

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/24*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
39,500,000	Mexican Peso	JPM	6/7/24	$2,161,323	$2,350,030	$188,707
47,000,000	Philippine Peso	SSB	4/1/24	835,259	836,022	763

TOTAL				$2,996,582	$3,186,052	$189,470

FORWARD EXCHANGE CONTRACTS TO SELL(a)
2,300,000	Canadian Dollar	SSB	1/13/25	$(1,735,740)	$(1,706,821)	$28,919
800,000,000	Chilean Peso	SSB	8/8/24	(927,321)	(813,453)	113,868
31,400,000	Chinese Yuan	JPM	2/28/25	(4,471,979)	(4,414,662)	57,317
9,000,000	European Union Euro	NTC	4/9/24	(9,937,800)	(9,724,526)	213,274
7,000,000	European Union Euro	BNY	5/20/24	(7,744,380)	(7,576,022)	168,358
12,500,000	European Union Euro	BNY	5/24/24	(13,752,500)	(13,530,862)	221,638
3,500,000	European Union Euro	BNY	6/28/24	(3,898,790)	(3,794,129)	104,661
4,700,000	European Union Euro	NTC	10/31/24	(5,063,991)	(5,124,117)	(60,126)
14,200,000	European Union Euro	SSB	2/13/25	(15,515,687)	(15,561,009)	(45,322)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2024

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/24*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
4,200,000	Great Britain Pound Sterling	JPM	7/22/24	$(5,472,558)	$(5,309,072)	$163,486
4,400,000	Great Britain Pound Sterling	NTC	8/8/24	(5,595,656)	(5,562,496)	33,160
7,700,000	Great Britain Pound Sterling	SSB	1/24/25	(9,757,163)	(9,746,299)	10,864
11,500,000	Hong Kong Dollar	BNY	9/5/24	(1,478,231)	(1,475,427)	2,804
6,500,000	Hong Kong Dollar	SSB	12/6/24	(836,734)	(835,204)	1,530
5,200,000	Hong Kong Dollar	SSB	2/13/25	(669,013)	(668,829)	184
9,700,000	Hong Kong Dollar	SSB	4/3/25	(1,248,329)	(1,248,488)	(159)
420,000,000	Japanese Yen	JPM	5/24/24	(3,223,331)	(2,799,988)	423,343
430,000,000	Japanese Yen	SSB	6/25/24	(3,242,831)	(2,879,522)	363,309
165,000,000	Japanese Yen	JPM	8/15/24	(1,220,784)	(1,113,053)	107,731
375,000,000	Japanese Yen	SSB	12/16/24	(2,757,150)	(2,572,931)	184,219
580,000,000	Japanese Yen	SSB	2/13/25	(4,127,271)	(4,011,330)	115,941
405,000,000	Japanese Yen	JPM	3/24/25	(2,881,001)	(2,816,232)	64,769
63,000,000	Mexican Peso	JPM	6/7/24	(3,328,402)	(3,748,148)	(419,746)
16,200,000	Mexican Peso	BNY	7/12/24	(892,834)	(958,720)	(65,886)
47,000,000	Philippine Peso	SSB	4/1/24	(857,351)	(836,022)	21,329
18,000,000	Philippine Peso	JPM	11/20/24	(322,407)	(319,034)	3,373
44,000,000	Philippine Peso	SSB	4/3/25	(778,761)	(778,297)	464
10,000,000	Singapore Dollar	SSB	1/24/25	(7,532,531)	(7,507,001)	25,530
2,000,000,000	South Korean Won	JPM	5/13/24	(1,532,861)	(1,489,342)	43,519
1,700,000,000	South Korean Won	JPM	1/2/25	(1,338,056)	(1,281,992)	56,064
7,500,000,000	South Korean Won	JPM	3/24/25	(5,776,118)	(5,680,983)	95,135
44,000,000	Swedish Krona	NTC	4/9/24	(4,303,810)	(4,116,916)	186,894
22,000,000	Swedish Krona	NTC	8/23/24	(2,050,613)	(2,070,400)	(19,787)
13,000,000	Swedish Krona	NTC	2/28/25	(1,271,257)	(1,233,711)	37,546
1,700,000	Swiss Franc	SSB	12/17/24	(2,006,373)	(1,942,532)	63,841
8,800,000	Swiss Franc	JPM	1/3/25	(10,658,915)	(10,073,789)	585,126

TOTAL				$(148,208,529)	$(145,321,359)	$2,887,170

Unrealized Appreciation on Forward Contracts (Net)						$3,076,640

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2024 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$) and MSCI World High Dividend Yield Index (in US$)

9/5/07 through 3/31/24

Average Annual Total Returns – For Periods Ended March 31, 2024

	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)	MSCI World High Dividend Yield Index (in US$)
1 Year	11.40%	25.11%	13.27%
5 Years	4.25	12.07	7.23
10 Years	3.72	9.39	6.09
Since Inception (9/5/07)	4.23	6.95	4.70
Total Annual Fund Operating Expense Ratio as of 3/31/23, as disclosed in Fund’s most recent prospectus: 1.49% (gross), 1.39% (net).†
Total Annual Fund Operating Expense Ratios as of 3/31/24: 1.51% (gross), 1.40% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2025, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio inline with the expense ratio of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of the MSCI World Index for a U.S. dollar investor. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews

12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in US$) reflects the return of the MSCI World High Dividend Yield Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly inan index.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2024

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of the MSCI World Index (in US$) and the MSCI World High Dividend Yield Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2024

Shares		Value*

COMMON STOCKS—96.1%

	Belgium—0.8%
7,175	KBC Group NV	$537,936

	China—2.4%
308,710	Haitian International Holdings, Ltd.	897,361
976,845	Uni-President China Holdings, Ltd.	695,210

		1,592,571

	Finland—2.7%
95,220	Kemira Oyj	1,801,715

	France—11.7%
58,430	Rubis SCA	2,066,038
8,630	Safran SA	1,957,750
57,766	SCOR SE	2,000,760
44,294	Tarkett SA(a)	437,235
14,570	Teleperformance SE	1,417,463

		7,879,246

	Germany—6.0%
36,145	Deutsche Post AG, Registered	1,558,146
50,225	Fresenius SE & Co., KGaA	1,356,075
1,154	Muenchener Rueckversicherungs AG, Registered	563,710
31,624	Norma Group SE	588,472

		4,066,403

	Hong Kong—2.1%
407,000	Hang Lung Group, Ltd.	468,548
360,840	Johnson Electric Holdings, Ltd.	499,780
172,775	Luk Fook Holdings International, Ltd.	473,526

		1,441,854

	Japan—10.6%
42,370	ADEKA Corp.	890,821
19,655	Dentsu Group, Inc.	544,150
45,315	Inaba Denki Sangyo Co., Ltd.	1,047,953
56,600	Kuraray Co., Ltd.	604,165
48,915	Mitsubishi Gas Chemical Co., Inc.	818,024
16,420	Nabtesco Corp.	274,435
12,325	Nippon Express Holdings, Inc.	627,794
17,685	Sumitomo Heavy Industries, Ltd.	554,464
13,615	Takasago Thermal Engineering Co., Ltd.	432,258
30,400	Transcosmos, Inc.(a)	618,666
	Miscellaneous Security(b)	752,794

		7,165,524

	Mexico—3.6%
9,925	Coca-Cola FEMSA SAB de CV, Sponsored ADR	964,710
531,475	Megacable Holdings SAB de CV	1,477,869

		2,442,579

	Netherlands—1.4%
19,775	Aalberts NV	952,309

	Singapore—4.1%
53,795	DBS Group Holdings, Ltd.	1,436,154
63,030	United Overseas Bank, Ltd.	1,368,857

		2,805,011

	South Korea—2.9%
11,110	DB Insurance Co., Ltd.	794,721
13,365	LG Corp.	869,656
53,223	LX Holdings Corp.	276,344

		1,940,721

Shares		Value*

	Sweden—6.4%
10,925	Autoliv, Inc.	$1,315,698
101,255	Husqvarna AB, Class B	867,797
48,290	SKF AB, Class B.	986,791
31,750	Trelleborg AB, Class B	1,136,962

		4,307,248

	Switzerland—10.1%
28,420	Nestlé SA, Registered	3,021,222
16,072	Novartis AG, Registered	1,559,022
4,550	Roche Holding AG	1,160,359
1,947	Zurich Insurance Group AG	1,051,211

		6,791,814

	United Kingdom—16.5%
143,330	BAE Systems plc	2,443,427
53,710	CNH Industrial NV	696,082
26,290	Computacenter plc	895,364
68,020	Diageo plc	2,513,773
40,695	Grafton Group plc	515,211
78,507	GSK plc	1,694,486
47,690	Howden Joinery Group plc	546,296
133,180	Inchcape plc	1,218,055
	Miscellaneous Security(b)	655,150

		11,177,844

	United States—14.8%
41,145	Bank of America Corp.	1,560,218
28,760	Enterprise Products Partners LP	839,217
25,280	FMC Corp.	1,610,336
12,783	Johnson & Johnson	2,022,143
4,996	Kenvue, Inc.	107,214
6,495	Progressive Corp./The	1,343,296
30,645	Truist Financial Corp.	1,194,542
30,030	U.S. BanCorp.	1,342,341

		10,019,307

TOTAL COMMON STOCKS (Cost $47,584,547)		64,922,082

REGISTERED INVESTMENT COMPANY—3.0%
2,016,913	Dreyfus Government Securities Cash Management – Institutional Shares 5.15%(c) (Cost $2,016,913)	2,016,913

INVESTMENTS IN SECURITIES (Cost $49,601,460)	99.1%	66,938,995

OTHER ASSETS AND LIABILITIES (Net)	0.9	631,014

NET ASSETS	100.0%	$67,570,009

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $1,407,944 represents 2.1% of the net assets of the Fund.
(c)	Rate disclosed is the 7-day yield at March 31, 2024.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification

March 31, 2024

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Banks	11.0%

Machinery	10.3

Pharmaceuticals	9.5

Insurance	8.6

Chemicals	8.5

Aerospace & Defense	6.5

Food Products	5.6

Beverages	5.1

Professional Services	4.0

Automobile Components	3.7

Air Freight & Logistics	3.2

Trading Companies & Distributors	3.2

Gas Utilities	3.1

Media	3.0

Health Care Providers & Services	2.0

Distributors	1.8

Industrial Conglomerates	1.7

IT Services	1.3

Building Products	1.3

Oil, Gas & Consumable Fuels	1.2

Specialty Retail	0.7

Real Estate Management & Development	0.7

Personal Care Products	0.1

Total Common Stocks	96.1
Registered Investment Company	3.0
Other Assets and Liabilities (Net)	0.9

Net Assets	100.0%

Portfolio Composition

March 31, 2024

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2024

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments in securities, at cost(a)	$3,165,468,321	$241,904,953	$258,232,535	$49,601,460

Investments in securities of unaffiliated issuers, at value	$5,807,176,134	$339,595,591	$452,589,553	$66,938,995
Investments in securities of affiliated issuers, at value	62,151,462	—	—	—
Cash	378,934	16,038,542	43,466	16,177
Dividends and interest receivable	14,631,673	1,100,742	1,062,782	252,946
Receivable for investment securities sold	11,228	37,492	—	—
Recoverable foreign withholding taxes	22,683,280	1,525,179	993,759	513,783
Receivable for Fund shares sold	2,115,528	1,016,859	48,545	—
Unrealized appreciation on forward exchange contracts (Note 2)	61,741,050	—	3,687,666	—
Prepaid expense	79,070	6,314	5,086	1,826

Total Assets	$5,970,968,359	$359,320,719	$458,430,857	$67,723,727

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$13,893,489	$—	$ 611,026	$—
Payable for Fund shares redeemed	10,074,635	1,895,594	202,721	72,938
Investment advisory fee payable (Note 3)	3,982,050	244,460	303,309	45,160
Shareholder servicing and administration fees payable (Note 3)	101,270	6,539	8,339	1,129
Directors’ fees payable	3,068	—	2,397	—
Fund administration and accounting fees payable	133,262	15,101	17,443	2,042
Legal and audit fees payable	423,439	27,665	34,827	7,192
Accrued expenses and other payables	1,090,269	81,284	85,538	25,257

Total Liabilities	29,701,482	2,270,643	1,265,600	153,718

NET ASSETS	$5,941,266,877	$357,050,076	$457,165,257	$67,570,009

NET ASSETS consists of
Paid-in capital	$3,093,140,803	$253,733,341	$254,099,630	$48,336,281
Total distributable earnings	2,848,126,074	103,316,735	203,065,627	19,233,728

Total Net Assets	$5,941,266,877	$357,050,076	$457,165,257	$67,570,009

CAPITAL STOCK (common stock outstanding)	206,378,557	20,250,652	23,391,687	11,313,368

NET ASSET VALUE offering price per share	$28.79	$17.63	$ 19.54	$5.97

(a)

Includes investments in securities of affiliated issuers, at cost for International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $51,311,994, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2024

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$177,424,339	$13,927,713	$10,856,136	$2,685,262
Less foreign withholding taxes	(17,191,708)	(1,321,756)	(981,173)	(204,732)
Interest	4,904,223	30,777	347,102	—
Other	8,144,499	561,993	430,771	156,551

Total Investment Income	173,281,353	13,198,727	10,652,836	2,637,081

EXPENSES
Investment advisory fee (Note 3)	73,569,523	5,109,661	5,405,655	835,196
Transfer agent fees (Note 3)	2,266,680	90,264	147,681	44,902
Fund administration and accounting fees (Note 3)	1,392,536	96,675	102,332	15,808
Custodian fees (Note 3)	1,109,414	88,026	60,645	15,464
Legal and audit fees	874,687	80,342	70,393	18,320
Directors’ fees and expenses (Note 3)	860,746	55,105	65,216	9,638
Shareholder servicing and administration fees (Note 3)	412,916	25,995	31,463	4,626
Interest Expense	—	5,849	—	—
Other	1,145,444	137,592	127,470	56,517

Total expenses before waivers	81,631,946	5,689,509	6,010,855	1,000,471

Investment advisory fees waived (Note 3)	(72,193)	(41,577)	(23,652)	(71,116)

Net Expenses	81,559,753	5,647,932	5,987,203	929,355

NET INVESTMENT INCOME	91,721,600	7,550,795	4,665,633	1,707,726

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)	337,308,062	6,546,993	27,687,101	2,977,442
Forward exchange contracts	(79,961)	—	1,585,105	—
Foreign currencies and net other assets	232,352	(70,894)	(65,045)	(2,200)

Net realized gain	337,460,453	6,476,099	29,207,161	2,975,242

Net unrealized appreciation (depreciation) of:
Securities(b)	99,009,620	20,288,394	24,927,799	2,492,526
Forward exchange contracts	79,764,641	—	3,619,254	—
Foreign currencies and net other assets	(552,252)	(25,486)	(13,500)	(5,828)

Net change in unrealized appreciation (depreciation)	178,222,009	20,262,908	28,533,553	2,486,698

NET REALIZED AND UNREALIZED GAIN	515,682,462	26,739,007	57,740,714	5,461,940

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$607,404,062	$34,289,802	$62,406,347	$7,169,666

(a)	Dividends and Net realized gain (loss) on securities from affiliated issuers for International Value Fund were $1,461,452 and $0, respectively (Note 4).
(b)	Net change in unrealized appreciation (depreciation) of securities from affiliated issuers for International Value Fund was $13,990,512 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	International Value Fund		International Value Fund II – Currency Unhedged
	Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2024	Year Ended 3/31/2023
INVESTMENT ACTIVITIES:

Net investment income	$91,721,600	$90,335,023	$7,550,795	$7,637,887

Net realized gain	337,460,453	11,356	6,476,099	10,020,696

Net change in unrealized appreciation (depreciation)	178,222,009	310,419	20,262,908	(17,275,735)

Net increase in net assets resulting from operations	607,404,062	90,656,798	34,289,802	382,848

DISTRIBUTIONS:

Distributions to shareholders	(259,301,054)	(306,397,799)	(6,696,927)	(7,272,995)

CAPITAL STOCK TRANSACTIONS:

Net decrease in net assets from Fund share transactions (Note 5)	(414,060,067)	(83,442,472)	(126,526,184)	(57,650,089)

Net decrease in net assets	(65,957,059)	(299,183,473)	(98,933,309)	(64,540,236)

NET ASSETS:

Beginning of year	6,007,223,936	6,306,407,409	455,983,385	520,523,621

End of year	$5,941,266,877	$6,007,223,936	$357,050,076	$455,983,385

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2024	Year Ended 3/31/2023
INVESTMENT ACTIVITIES:

Net investment income	$4,665,633	$4,068,891	$1,707,726	$1,745,959

Net realized gain (loss)	29,207,161	7,801,284	2,975,242	(218,801)

Net change in unrealized appreciation (depreciation)	28,533,553	(5,602,283)	2,486,698	(4,312,687)

Net increase (decrease) in net assets resulting from operations	62,406,347	6,267,892	7,169,666	(2,785,529)

DISTRIBUTIONS:

Distributions to shareholders	(30,901,815)	(25,294,486)	(2,543,483)	(7,187,639)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	1,039,826	2,824,067	(6,925,967)	(4,134,614)

Net increase (decrease) in net assets	32,544,358	(16,202,527)	(2,299,784)	(14,107,782)

NET ASSETS:

Beginning of year	424,620,899	440,823,426	69,869,793	83,977,575

End of year	$457,165,257	$424,620,899	$67,570,009	$69,869,793

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne International Value Fund

For a Fund share outstanding throughout year.

	Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021		Year Ended 3/31/2020
Net asset value, beginning of year	$27.16		$28.14		$29.41		$21.99		$26.91

Income from investment operations:
Net investment income	0.44	(a)	0.43	(a)	0.37	(a)	0.23		0.43
Net realized and unrealized gain (loss) on investments	2.43		0.04		0.95		7.45		(4.82)

Total from investment operations	2.87		0.47		1.32		7.68		(4.39)

Distributions:
Dividends from net investment income	(0.46)		(0.40)		(0.41)		(0.26)		(0.45)
Distributions from net realized gains	(0.78)		(1.05)		(2.18)		—		(0.08)

Total distributions	(1.24)		(1.45)		(2.59)		(0.26)		(0.53)

Redemption fees	—		—		—		—		0.00	(b)

Net asset value, end of year	$28.79		$27.16		$28.14		$29.41		$21.99

Total return(c)	10.99%		1.94%		4.36%		34.89	%(d)	(16.66	)%(d)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$5,941,267		$6,007,224		$6,306,407		$6,419,446		$5,990,962
Ratio of operating expenses to average net assets	1.39%		1.40%		1.34%		1.37%		1.36%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.39%		1.40%		1.38%		1.38%		1.36%
Ratio of net investment income to average net assets	1.56	%(a)	1.55	%(a)	1.19	%(a)	0.83%		1.50%
Portfolio turnover rate.	12%		15%		10%		11%		9%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.40, $0.40 and $0.35 and the Ratio of Net Investment Income to Average Net Assets would have been 1.42%, 1.44% and 1.10% for the years ending March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

Tweedy, Browne International Value Fund II – Currency Unhedged

For a Fund share outstanding throughout year.

	Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021		Year Ended 3/31/2020
Net asset value, beginning of year	$16.36		$16.31		$16.30		$11.66		$15.10

Income from investment operations:
Net investment income	0.34	(a)	0.27	(a)	0.18	(a)	0.09		0.21
Net realized and unrealized gain (loss) on investments	1.23		0.04	(b)	0.01		4.69		(3.31)

Total from investment operations	1.57		0.31		0.19		4.78		(3.10)

Distributions:
Dividends from net investment income	(0.30)		(0.26)		(0.18)		(0.10)		(0.23)
Distributions from net realized gains	—		—		—		(0.04)		(0.11)

Total distributions	(0.30)		(0.26)		(0.18)		(0.14)		(0.34)

Redemption fees	—		—		—		—		0.00	(c)

Net asset value, end of year	$17.63		$16.36		$16.31		$16.30		$11.66

Total return(d)	9.74%		1.99%		1.13%		40.87	%(e)	(20.94	)%(e)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$357,050		$455,983		$520,524		$486,338		$374,832
Ratio of operating expenses to average net assets	1.38%		1.39%		1.34%		1.37%		1.36%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.39%		1.39%		1.37%		1.37%		1.36%
Ratio of net investment income to average net assets	1.85	%(a)	1.68	%(a)	1.07	%(a)	0.66%		1.40%
Portfolio turnover rate	13%		11%		8%		25%		11%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.32, $0.26 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 1.71%, 1.60% and 1.02% for the years ending March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)

The amount per share shown does not correlate with net realized and unrealized gain/(loss) on investments for the year due to the timing of purchases and sales of the Fund’s shares in relation to the fluctuating market values of the Fund’s investments.

(c)	Amount represents less than $0.01 per share.
(d)	Total return represents aggregate total return for the periods indicated.
(e)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout year.

	Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021	Year Ended 3/31/2020
Net asset value, beginning of year	$18.25		$19.10		$20.38		$15.34	$19.62

Income from investment operations:
Net investment income	0.21	(a)	0.18	(a)	0.17	(a)	0.11	0.19
Net realized and unrealized gain (loss) on investments	2.47		0.10		0.93		5.31	(3.38)

Total from investment operations	2.68		0.28		1.10		5.42	(3.19)

Distributions:
Dividends from net investment income	(0.20)		(0.18)		(0.18)		(0.12)	(0.20)
Distributions from net realized gains	(1.19)		(0.95)		(2.20)		(0.26)	(0.89)

Total distributions	(1.39)		(1.13)		(2.38)		(0.38)	(1.09)

Net asset value, end of year	$19.54		$18.25		$19.10		$20.38	$15.34

Total return(b)	15.35%		1.74%		5.35%		35.58%	(17.47)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$457,165		$424,621		$440,823		$426,946	$338,270
Ratio of operating expenses to average net assets	1.38%		1.40%		1.34%		1.37%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.39%		1.40%		1.39%		1.40%	1.38%
Ratio of net investment income to average net assets	1.08	%(a)	0.99	%(a)	0.77	%(a)	0.59%	0.93%
Portfolio turnover rate	21%		20%		20%		18%	12%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.19, $0.17 and $0.16 and the Ratio of Net Investment Income to Average Net Assets would have been 0.98%, 0.93% and 0.73% for the years ending March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021	Year Ended 3/31/2020
Net asset value, beginning of year	$5.57		$6.37		$7.76		$6.30	$8.51

Income from investment operations:
Net investment income	0.14	(a)	0.14	(a)	0.19	(a)	0.14	0.20
Net realized and unrealized gain (loss) on investments	0.47		(0.32)		(0.02)		1.94	(1.43)

Total from investment operations	0.61		(0.18)		0.17		2.08	(1.23)

Distributions:
Dividends from net investment income	(0.13)		(0.14)		(0.20)		(0.14)	(0.19)
Distributions from net realized gains	(0.08)		(0.48)		(1.36)		(0.48)	(0.79)

Total distributions	(0.21)		(0.62)		(1.56)		(0.62)	(0.98)

Net asset value, end of year	$5.97		$5.57		$6.37		$7.76	$6.30

Total return(b)	11.40%		(2.30)%		1.97%		33.80%	(17.06)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$67,570		$69,870		$83,978		$111,800	$109,674
Ratio of operating expenses to average net assets	1.39%		1.38%		1.34%		1.37%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.50%		1.48%		1.48%		1.45%	1.42%
Ratio of net investment income to average net assets	2.56	%(a)	2.46	%(a)	2.26	%(a)	1.82%	2.20%
Portfolio turnover rate	16%		11%		16%		22%	7%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.12, $0.13 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 2.30%, 2.21% and 2.04% for the years ending March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne International Value Fund (“International Value Fund”), Tweedy, Browne International Value Fund II – Currency Unhedged (“International Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

International Value Fund	06/15/93

International Value Fund II – Currency Unhedged	10/26/09

Value Fund	12/08/93

Worldwide High Dividend Yield Value Fund	09/05/07

International Value Fund and International Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Under normal circumstances, portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”), unless, in the view of the Valuation Designee (the Investment Adviser has been appointed “Valuation Designee” by the Company’s Board of Directors), such price is not reliable, or there is significant market movement that calls for application of fair value factors provided by a third party, as described below. Under normal circumstances, portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading, unless, in the view of the Valuation Designee, such price is not reliable. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Valuation Designee pursuant to the Company’s Valuation Policies and Procedures, which were approved by the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Valuation Designee concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances (including certain market movements) selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Under normal circumstances, debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Valuation Designee. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, unless the Valuation Designee determines, in good faith, that such value does not represent fair value, in which case the securities will be valued in the same manner as debt securities with a remaining maturity in excess of 60 days or otherwise fair valued. Investments in open-end mutual funds are valued at net asset value (NAV) except that stable NAV money funds held in a cash sweep vehicle will generally be priced at cost ($1).

Notes to Financial Statements

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2024. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

International Value Fund	Total Value at March 31, 2024	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$5,493,620,182	$5,493,620,182	$—	$—
Preferred Stocks	33,833,584	33,833,584	—	—
Registered Investment Company	242,273,399	242,273,399	—	—
U.S. Treasury Bills	99,600,431	—	99,600,431	—

Total Investments in Securities	5,869,327,596	5,769,727,165	99,600,431	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	61,741,050	—	61,741,050	—
Liability
Unrealized depreciation of forward exchange contracts	(13,893,489)	—	(13,893,489)	—

Total	$5,917,175,157	$5,769,727,165	$147,447,992	$—

International Value Fund II – Currency Unhedged	Total Value at March 31, 2024	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:	$339,595,591	$339,595,591	$—	$—

Value Fund	Total Value at March 31, 2024	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$441,978,561	$441,978,561	$—	$—
Preferred Stock	1,023,727	1,023,727	—	—
Registered Investment Company	5,621,763	5,621,763	—	—
U.S. Treasury Bill	3,965,502	—	3,965,502	—

Total Investments in Securities	452,589,553	448,624,051	3,965,502	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	3,687,666	—	3,687,666	—
Liability
Unrealized depreciation of forward exchange contracts	(611,026)	—	(611,026)	—

Total	$455,666,193	$448,624,051	$7,042,142	$—

Notes to Financial Statements

Worldwide High Dividend Yield Value Fund	Total Value at March 31, 2024	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:	$66,938,995	$66,938,995	$—	$—

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. International Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at March 31, 2024 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the International Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the International Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, all or a portion of which may be recoverable. Each Fund applies for refunds where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

As a result of several court rulings in certain European countries, the Funds may also file withholding tax reclaims in certain jurisdictions to recover all or a portion of amounts withheld in prior periods that may now be reclaimable. Any payments received on such withholding tax reclaims are included in Other Income in the Statements of Operations and are recorded when the amount is known and there are no significant uncertainties on collectability.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for International Value Fund, International Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund.

Notes to Financial Statements

Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to International Value Fund, International Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2024, the Investment Adviser earned $73,569,523, $5,109,661, $5,405,655 and $835,196 in fees, prior to any waivers and/or reimbursements, from International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to International Value Fund, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with International Value Fund will remain in place at least through July 31, 2024. For the year ended March 31, 2024, the Investment Adviser waived $72,193 in fees from International Value Fund. No waivers are subject to recoupment by the Investment Adviser.

With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least through July 31, 2024. For the year ended March 31, 2024, the Investment Adviser waived $41,577, $23,652 and $71,116 in fees from International Value Fund II – Currency Unhedged Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. No waivers are subject to recoupment by the Investment Adviser.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company

Notes to Financial Statements

for serving as a director or officer of the Company. The Company pays each Independent Director $149,000 annually, in quarterly increments of $37,250, plus out-of-pocket expenses for their services as directors. (Prior to January 1, 2024, such amounts were $135,000 and $33,750, respectively). The Lead Independent Director receives an additional annual fee of $31,000 and the Audit Committee Chair receives an additional annual fee of $10,250. (Prior to January 1, 2024, such amounts were $27,000 and $10,000, respectively). These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2024, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of one shareholder who owns 13.0% of International Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively own 38.6% of Value Fund’s outstanding shares; and three shareholders who collectively own 34.5% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by International Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2024:

Shares Held at 3/31/23	Name of Issuer†	Value at 3/31/23	Purchase Cost	Sales Proceeds	Value at 3/31/24	Shares Held at 3/31/24	Dividend Income 4/1/23 to 3/31/24	Net Realized Gain (Loss) 4/1/23 3/31/24	Change in Net Unrealized Appreciation 4/1/23 to 3/31/24
251,390	Lassonde Industries Inc, Class A	$19,377,844	$—	$—	$27,634,788	251,390	$463,891	$—	$8,256,944
68,178	Phoenix Mecano AG	28,783,106	—	—	34,516,674	68,178	997,561	—	5,733,568
		$48,160,950	$—	$—	$62,151,462		$1,461,452	$—	$13,990,512

† Issuer countries: Canada and Switzerland, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

Notes to Financial Statements

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2024, are as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$672,036,998	$50,256,219	$85,260,043	$10,261,754
Sales	$1,275,049,773	$178,876,550	$104,968,462	$16,072,300

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Changes in shares outstanding were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023

International Value Fund	Shares	Amount	Shares	Amount
Sold	15,734,457	$432,290,114	30,041,492	$ 788,321,158
Reinvested	8,732,229	231,229,310	10,689,166	275,352,919
Redeemed	(39,240,907)	(1,077,579,491)	(43,657,996)	(1,147,116,549)
Net Decrease	(14,774,221)	$(414,060,067)	(2,927,338)	$(83,442,472)

International Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	1,067,570	$17,829,778	3,679,719	$ 56,757,700
Reinvested	331,813	5,411,870	407,787	6,284,004
Redeemed	(9,027,513)	(149,767,832)	(8,128,186)	(120,691,793)
Net Decrease	(7,628,130)	$(126,526,184)	(4,040,680)	$(57,650,089)

Value Fund	Shares	Amount	Shares	Amount
Sold	500,549	$9,483,884	413,968	$ 7,381,973
Reinvested	1,667,355	29,812,307	1,394,276	24,316,174
Redeemed	(2,042,759)	(38,256,365)	(1,616,160)	(28,874,080)
Net Increase	125,145	$1,039,826	192,084	$ 2,824,067

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	146,668	$820,636	1,095,482	$ 6,053,020
Reinvested	427,198	2,344,546	1,306,329	7,050,045
Redeemed	(1,807,112)	(10,091,149)	(3,040,296)	(17,237,679)
Net Decrease	(1,233,246)	$(6,925,967)	(638,485)	$(4,134,614)

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2024 is as follows:

Distributions paid from:	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$132,253,951	$6,696,927	$ 5,030,654	$1,597,505
Long-term capital gain	127,047,103	—	25,871,161	945,978
Total Distributions	$259,301,054	$6,696,927	$30,901,815	$2,543,483

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2023 is as follows:

Distributions paid from:	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$111,168,042	$7,272,995	$ 5,309,826	$1,769,716
Long-term capital gain	195,229,757	—	19,984,660	5,417,923
Total Distributions	$306,397,799	$7,272,995	$25,294,486	$7,187,639

Notes to Financial Statements

As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$ 7,263,107	$ 949,289	$ 276,707	$ 232,131
Undistributed long-term capital gain	203,013,272	5,096,685	11,359,138	1,700,279
Unrealized appreciation/ (depreciation)	2,705,159,442	97,270,888	192,060,288	17,301,318
Accumulated capital and other losses	(67,309,747)	(127)	(630,506)	—
Total	$2,848,126,074	$103,316,735	$203,065,627	$19,233,728

The Funds may have temporary or permanent book/tax differences. Permanent differences are due to tax equalization utilized. Temporary differences are due to capital loss carryforwards, mark-to-market on forward contracts, mark-to-market on passive foreign investment companies, wash sale loss deferrals and partnership transactions. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2024, permanent book and tax basis differences resulting primarily from the utilization of equalization were identified and reclassified among the components of each Fund’s net assets as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Distributable earnings	$(21,833,823)	$(1,555,803)	$(893,560)	$(118,226)
Paid-in capital	21,833,823	1,555,803	893,560	118,226

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2024, the Funds did not have any capital loss carryforwards. During the year ended March 31, 2024, International Value Fund, International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund utilized $88,220,606, $222,836 and $212,825, respectively, in capital loss carryforwards.

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2024, the Funds deferred to April 1, 2024 late year capital and ordinary losses of:

	Late Year Capital Losses	Late Year Ordinary Losses
International Value Fund	$67,309,747	$ —
International Value Fund II – Currency Unhedged	—	—
Value Fund	630,506	—
Worldwide High Dividend Yield Value Fund	—	—

As of March 31, 2024, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

International Value Fund	$3,167,213,066
International Value Fund II – Currency Unhedged	$242,278,329
Value Fund	$260,552,711
Worldwide High Dividend Yield Value Fund	$49,615,970

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2024 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
International Value Fund	$2,808,767,557	$(103,608,115)	$2,705,159,442
International Value Fund II – Currency Unhedged	112,765,633	(15,494,745)	97,270,888
Value Fund	205,326,104	(13,265,816)	192,060,288
Worldwide High Dividend Yield Value Fund	21,041,331	(3,740,013)	17,301,318

7. Foreign Securities and Certain Other Risks

Investing in foreign securities involves additional risks beyond those associated with investing in U.S. securities. These risks, which are more pronounced in emerging markets, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country); costs incurred in conversions between currencies; non-negotiable brokerage commissions; less publicly available information; not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting; lower trading volume and/or liquidity; delayed settlements; greater market volatility; the difficulty in enforcing obligations and contractual and other rights; less securities regulation; different tax provisions (including withholding on interest and dividends paid to a Fund); less well established contract law; war; seizure; political and social instability; and diplomatic developments.

Each Fund may invest in securities of Chinese issuers. Investments in securities of companies domiciled in the People’s Republic of China (“China”) involve a high degree of risk and special considerations not typically associated with investing in other foreign or emerging securities markets. Such heightened risks include, among others: (a) military conflicts; (b) an authoritarian government, which, despite

Notes to Financial Statements

reforms and privatizations of companies in certain sectors, still exercises substantial influence over many aspects of the private sector, resulting in risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested; (c) less regulatory oversight of issuers, brokers and other market participants; (d) currency risks associated with the Chinese Renminbi, including possible liquidity disruptions and the interference with conversion rights; (e) tax rules; (f) less rigorous accounting, auditing and financial reporting standards and practices than international accounting standards, which may result in significant differences in the preparation of financial statements; and (g) to the extent investments are made through Stock Connect, a program that allows non-Chinese investors to invest in Chinese stocks and China A-Shares, substantial limitations imposed by the program, including, among other things, market wide quota limitations, new technologies risks, bans on day-trading, different trading holidays, and the sudden loss of a security’s eligibility to trade in the program.

The consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact the Funds’ portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks), with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Funds’ returns and net asset value.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including risks associated with high levels of debt and negative interest rates. Among other things, these developments have adversely affected the value and exchange rate of the Euro and other currencies, and may continue to significantly affect the economies of European countries, which in turn may have a material adverse effect on the Funds’ investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain European countries, particularly to the extent a Fund does not hedge its exposure to foreign currency.

Actions taken by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union, in the future, which would have significant implications and could negatively affect the value and liquidity of the Funds’ investments.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The Funds offer investors the opportunity to invest in a diversified portfolio of securities whose market prices may be well below the stocks’ intrinsic values at time of purchase. The Adviser may be wrong in its assessment of a company’s value, and the stocks owned by a Fund may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause a Fund’s relative performance to suffer. There may be periods during which a Fund is unable to find securities that meet its value investment criteria. If a Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

8. Derivative Instruments

During the year ended March 31, 2024, International Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2024, see the Portfolio of Investments.

Notes to Financial Statements

The following summarizes the volume of the International Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2024:

	International Value Fund	Value Fund
Average Notional Amount Purchased	$101,977,479	$3,653,371
Average Notional Amount Sold	$2,986,797,631	$149,945,834
Notional Amount Purchased at March 31, 2024	$134,400,792	$2,996,582
Notional Amount Sold at March 31, 2024	$2,821,210,233	$148,208,529

The following table presents the value of derivatives held as of March 31, 2024, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$61,741,050	$3,687,666

Derivative	Liabilities Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$13,893,489	$611,026

The following table presents the effect of derivatives on the Statements of Operations for the six months ended March 31, 2024:

Statement of Operations

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$(79,961)	$1,585,105

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$79,764,641	$3,619,254

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2024:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received	Derivative Assets – Net(b)
International Value Fund
BNY	$3,319,924	$3,319,924	$—	$—
JPM	25,670,506	4,233,828	2,580,000	18,856,678
NTC	11,324,992	4,136,490	—	7,188,502
SSB	21,425,628	324,772	1,994,797	19,106,059
Total	$61,741,050	$12,015,014	$4,574,797	$45,151,239

Value Fund
BNY	$497,461	$65,886	$—	$431,575
JPM	1,788,570	419,746	280,000	1,088,824
NTC	470,874	79,913	—	390,961
SSB	930,761	45,481	—	885,280
Total	$3,687,666	$611,026	$280,000	$2,796,640

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2024:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)
International Value Fund
BNY	$5,198,399	$3,319,924	$—	$1,878,475
JPM	4,233,828	4,233,828	—	—
NTC	4,136,490	4,136,490	—	—
SSB	324,772	324,772	—	—
Total	$13,893,489	$12,015,014	$—	$1,878,475

Value Fund
BNY	$65,886	$65,886	$—	$—
JPM	419,746	419,746	—	—
NTC	79,913	79,913	—	—
SSB	45,481	45,481	—	—
Total	$611,026	$611,026	$—	$—

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

9. Committed Line of Credit

The Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement with BNY Mellon (the “Credit Agreement”) that established a revolving credit facility of $75,000,000 (the “Facility”) that may be used by the Funds for certain temporary or emergency purposes, including the meeting of redemption requests. Each Fund pays a commitment fee of 0.25% per annum on its pro rata share of the unused portion of the committed line. The interest rate on borrowing under the Credit Agreement is the higher of the Federal Funds Effective Rate or the secured

Notes to Financial Statements

overnight financing rate (SOFR) plus applicable margin of 1.25%. The Facility has a 364-day term currently in effect through April 17, 2024 and was subsequently extended until April 16, 2025.

During the year ended March 31, 2024, the International Value Fund II – Currency Unhedged Fund had loans outstanding for two calendar days at a weighted average interest rate and average dollar amount of borrowings on days a loan was outstanding of 6.58% and $16,000,000 respectively. No other Funds borrowed under the Credit Agreement during the period. As of March 31, 2024, there were no loans outstanding with respect to the Credit Agreement.

10. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

11. Subsequent Event

For the period subsequent to year end and through the date the financial statements were issued, International Value Fund II – Currency Unhedged had net redemptions which were approximately 20% of the Fund’s March 31, 2024 net assets. These redemptions did not have a material impact on the Fund’s performance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and Shareholders of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (constituting Tweedy, Browne Fund Inc., hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

May 17, 2024

We have served as the auditor of one or more investment companies in Tweedy, Browne Fund Inc. since 2004.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of March 31, 2024, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $172 million, $9 million, $105 million and $7 million of their own money invested in International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Tax Information – Year Ended March 31, 2024

For shareholders who do not have a March 31, 2024 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2025 reporting the amounts and tax characterization of distributions for the 2024 calendar year.

For the fiscal year ended March 31, 2024, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund

International Value Fund	$351,894,198

International Value Fund II – Currency Unhedged	$6,652,488

Value Fund	$34,796,570
Worldwide High Dividend Yield Value Fund	$2,764,617

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2024, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund

International Value Fund	6.74%

International Value Fund II – Currency Unhedged	6.80%

Value Fund	32.56%
Worldwide High Dividend Yield Value Fund	20.01%

For the fiscal year ended March 31, 2024, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund

International Value Fund	100%

International Value Fund II – Currency Unhedged	100%

Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2024, the gross income derived from foreign sources and foreign taxes paid were:

	International Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$163,512,267	0.7923
Foreign Taxes	12,872,459	0.0624

	International Value Fund II – Currency Unhedged

	Dollar Amount	Per Share
Foreign Source Income	$12,518,089	0.6182
Foreign Taxes	983,042	0.0485

	Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$8,504,484	0.3636
Foreign Taxes	685,563	0.0293

	Worldwide High Dividend Yield Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$2,189,996	0.1936
Foreign Taxes	163,730	0.0145

3. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

4. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789, by visiting the Funds’ website at www.tweedyfunds.com, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov or on the Funds’ website at tweedyfunds.info/proxy.

Statement Regarding Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), the Company has adopted a liquidity risk management program (the “Program”) effective as of December 1, 2018. The Board of Directors (the “Board”) of the Company most recently reviewed the Company’s Program at a meeting held on December 12, 2023 (the “Meeting”). Tweedy, Browne Company LLC (the “Investment Adviser”), the investment adviser to the Company, serves as the administrator for the Company’s Program. At the Meeting, the Investment Adviser provided the Board with a report that addressed the operation and effectiveness of implementation of the Program for the period November 1, 2022 through October 31, 2023 (the “Report”).

The Report discussed the overall operation and effectiveness of the Program. The Report described the methodology under the Program for categorizing each Fund’s investments into one of the four liquidity buckets (highly liquid, moderately liquid, less liquid, and illiquid). The Report noted that each Fund continues to be “primarily invested” in highly liquid investments (a fund is “primarily invested” in highly liquid investments if at least 50% of the fund’s total net assets are represented by highly liquid investments), and that, accordingly, each Fund is not required to establish, and has not established, a “highly liquid investment minimum” as defined in the Liquidity Rule. The Report also discussed each Fund’s investment strategy and liquidity of investments; short-term and long-term cash flow projections; and holdings of cash and cash equivalents.

No significant liquidity events impacting any Fund were noted in the Report. The Report also stated that no Fund exceeded the 15% illiquid security limit imposed by the Liquidity Rule, which requires a fund to file Form N-RN with the SEC. In addition, the Report noted that there had been no material changes to the Program and that the Investment Adviser, based on its review of the operation of the Program and the adequacy and effectiveness of its implementation, believes the Program continues to be an effective tool in seeking to manage liquidity risk and ensure compliance by the Funds with the Liquidity Rule.

Directors and Principal Officers (Unaudited)

INDEPENDENT DIRECTORS
Name, Address,[1] Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Jeannine G. Caruso Age: 61 Director	Since 2020	Managing Partner, Arroyo Partners LLC (consulting firm) since 2022; Partner, New Providence Asset Management from 2014 – 2021; Chief Investment Officer and Director of Investments, The Dyson Foundation from 2006-2014.	4	None

Robert C. Elliott Age: 78 Director	Since 2016	Vice Chairman, 2014-2017 and Director, 2011 to present, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

Jack E. Fockler Age: 65 Director	Since 2016	Managing Director and Vice President, Head of Sales, Client Service and Marketing from 1989 to 2015; Senior Advisor from 2015 to 2017, Royce & Associates, LP (investment adviser) (retired since January 2018).	4	None

John C. Hover II Age: 80 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (retired since 2000).	4	None

Thomas W. Oakley Age: 46 Director	Since 2022	Director of Academy Advancement and Alumni Affairs, United States Military Academy (since July 2022); Assistant Professor, United States Military Academy (July 2018-July 2022)	4	None

Richard B. Salomon Age: 76 Director	Since 1996	Former attorney, Cozen O’Connor (law firm) (retired since 2019).	4	None

1	Each Director may be reached c/o Tweedy, Browne Company LLC, One Station Place Stamford, CT 06902.
2	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.

Directors and Principal Officers (Unaudited)

INTERESTED DIRECTORS[1]
Name, Address,[2] Age and Position(s) with Company	Term of Office[3] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Jay Hill Age: 48 Director	Director since 2022	Managing Director, Member of the Management Committee, and Member of the Investment Committee, Tweedy, Browne Company LLC	4	None

Thomas H. Shrager Age: 66 President and Director	President since 2009; Director since 2008	Managing Director, Member of the Management Committee, and Member of the Investment Committee, Tweedy, Browne Company LLC	4	Chairman and Director, Tweedy, Browne Value Funds (a Luxembourg UCITS)

Robert Q. Wyckoff, Jr. Age: 71 Chairman, Vice President and Director	Chairman and Vice President since 2016; Director since 2015	Managing Director, Member of the Management Committee, and Member of the Investment Committee, Tweedy, Browne Company LLC	4	Director, Tweedy, Browne Value Funds (a Luxembourg UCITS)

1

Jay Hill, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

2	Each Director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
3

Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death. Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

OFFICERS WHO ARE NOT DIRECTORS

Name, Address,[1] Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years

Roger R. de Bree Age: 61 Treasurer	Since 2016	Managing Director (since 2020), member of the Investment Committee (since 2013), and Research Analyst (2000 to 2013), Tweedy, Browne Company LLC

Elise M. Dolan Age: 47 Chief Compliance Officer and Assistant Secretary	Since 2013	General Counsel and Chief Compliance Officer (since 2016) and Associate General Counsel (2013 to 2016), Tweedy, Browne Company LLC; Associate, Dechert LLP (2002 to 2013)

Jason J. Minard Age: 54 Vice President	Since 2022	Managing Director (since 2021) and Executive Vice President (2013 to 2020), Tweedy, Browne Company LLC

Patricia A. Rogers Age: 57 Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998 to 2013) and General Counsel and Chief Compliance Officer (2014 to 2016), Tweedy, Browne Company LLC

John D. Spears Age: 75 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC

1	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
2	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedyfunds.com

TB-ANN-0324

(b)	The registrant has not yet relied upon Rule 30e-3 of the Act.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1)

A copy of registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Jeannine G. Caruso is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $238,770 for 2023 and $244,740 for 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2023 and $0 for 2024.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $205,080 for 2023 and $127,480 for 2024.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2023 and $0 for 2024.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the registrant and permitted non-audit services for the registrant’s investment adviser and any affiliates thereof that provide services to the registrant if such non-audit services have a direct impact on the operations or financial reporting of the registrant.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $274,755 for 2023 and $255,217 for 2024.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	5/14/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	5/14/2024

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer
(principal financial officer)

Date	5/14/2024

*	Print the name and title of each signing officer under his or her signature.